UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07851
                                   ---------

                    Franklin Templeton Fund Allocator Series
                    ----------------------------------------
              (Exact name of registrant as specified in charter)

                One Franklin Parkway, San Mateo, CA 94403-1906
             (Address of principal executive offices) (Zip code)

       Murray L. Simpson, One Franklin Parkway, San Mateo, CA 94403-1906
       ------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: (650) 312-2000
                                                    --------------

Date of fiscal year end: 7/31
                         ----

Date of reporting period: 7/31/04
                          -------

      Item 1. Reports to Stockholders.

                                                                   JULY 31, 2004
--------------------------------------------------------------------------------
                                                              Franklin Templeton
                                                        Conservative Target Fund

                                                              Franklin Templeton
                                                            Moderate Target Fund

                                                              Franklin Templeton
                                                              Growth Target Fund

[PHOTO OMITTED]
FAMILY PIC

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 ANNUAL REPORT AND SHAREHOLDER LETTER                          ASSET ALLOCATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          FRANKLIN TEMPLETON           WANT TO RECEIVE
                         FUND ALLOCATOR SERIES         THIS DOCUMENT
                                                       FASTER VIA EMAIL?

                                                       Eligible shareholders
                                                       can sign up for eDelivery
                                                       at ranklintempleton.com.
                                                       See inside for details.
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                               [GRAPHIC OMITTED]
                         FRANKLIN TEMPLETON INVESTMENTS

                      FRANKLIN o TEMPLETON o MUTUAL SERIES

FRANKLIN TEMPLETON INVESTMENTS

GAIN FROM OUR PERSPECTIVE


SPECIALIZED EXPERTISE
Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.


TRUE DIVERSIFICATION
Because our management groups work independently and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities. That's why our funds can be used to build truly diversified portfolios covering every major asset class.

RELIABILITY YOU CAN TRUST
At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.


MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

[PHOTO OMITTED]
CAMPUS PIC

Not part of the annual report

Contents

SHAREHOLDER LETTER ................  1

ANNUAL REPORT

Franklin Templeton
Conservative Target Fund ..........  3

Franklin Templeton
Moderate Target Fund .............. 14

Franklin Templeton
Growth Target Fund ................ 26

Financial Highlights and
Statements of Investments ......... 37

Financial Statements .............. 52

Notes to
Financial Statements .............. 57

Report of Registered
Independent Public
Accounting Firm ................... 66

Tax Designation ................... 67

Board Members
and Officers ...................... 68

Shareholder Information ........... 73
--------------------------------------------------------------------------------

ANNUAL REPORT

FRANKLIN TEMPLETON
CONSERVATIVE TARGET FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Templeton Conservative Target Fund seeks the highest level of long-term total return consistent with a lower level of risk.

[BEGIN SIDEBAR]
--------------------------------------------------------------------------------
  PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ASSET ALLOCATION
Franklin Templeton Conservative Target Fund
Based on Total Net Assets as of 7/31/04

Primarily Domestic Equity .....................  27.5%
Primarily Domestic Fixed Income ...............  27.3%
Primarily Foreign Equity ......................  12.1%
Primarily Foreign Fixed Income ................  11.9%
Short-Term Investments & Other Net Assets .....  21.2%
[END SIDEBAR]

We are pleased to bring you Franklin Templeton Conservative Target Fund's annual report for the fiscal year ended July 31, 2004.

PERFORMANCE OVERVIEW

Franklin Templeton Conservative Target Fund - Class A posted a +8.89% cumulative total return for the fiscal year ended July 31, 2004. The Fund outperformed its hybrid benchmark, which comprised a weighted combination of the Standard & Poor's 500 Composite Index (S&P 500) and the Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index for equities, the Lehman Brothers U.S. Government/Credit Index for fixed income, and the P&R 90 Day T-Bill for short-term investments and other net assets. For the reporting period, the benchmark returned 8.17%.1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 7.


1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The MSCI EAFE Index is market capitalization weighted and measures total returns of equity securities in developed markets in Europe, Australasia and the Far East. The Lehman Brothers U.S. Government/Credit Index includes U.S. Treasury or Agency issued securities and publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements. These include public obligations of the U.S. Treasury with remaining maturity of one year or more and publicly issued debt of U.S. governmental agencies, quasi-federal corporations, and corporate or foreign debt. The credit portion includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility, and finance, which includes both U.S. and non-U.S. corporations. The non-corporate sectors are sovereign, supranational, foreign agency, and foreign local government. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and non-convertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced quarterly by market capitalization. The P&R 90 Day T-Bill is a total return index based on a constant maturity instrument. Payden & Rygel includes both accrued interest and change in market price in its monthly total return calculations. The benchmark index's weightings are as follows: S&P 500 25%, MSCI EAFE 10%, Lehman Brothers U.S. Government/Credit Index 45% and P&R 90 Day T-Bill 20%. The indexes are unmanaged and include reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 41.

                                                               Annual Report | 3

ECONOMIC AND MARKET OVERVIEW

During the 12 months ended July 31, 2004, the U.S. economy remained strong. One-year gross domestic product (GDP) rose an estimated 4.7% through June. Major contributors to growth included inventory investment, equipment and software spending, and federal government spending. Despite solid export growth and a resilient housing market, annualized second quarter 2004 GDP grew an estimated 2.8%, which was less than expected, due largely to the weakest consumer spending growth in three years. Approximately 70% of GDP stemmed from consumer activity, which slowed as personal liquidity from tax cuts and low interest-rate incentives faded. Business investment and corporate profits rose and contributed to overall economic growth.

Labor market conditions improved during the reporting period. More than one-half of the jobs lost during the recession and weak economic expansion have been recovered. The economy created 1.5 million jobs since summer 2003. In addition, the unemployment rate fell from 6.2% in July 2003 to 5.5% at period-end.2 Services created the most jobs led by leisure and hospitality, education and health, and business and professional services.

In light of positive economic developments, consumer inflation remained modest but picked up speed in 2004. Excluding the volatile food and energy categories, consumer prices increased 1.8% for the 12 months ended July 31, 2004. Consequently, for the first time in more than four years, the Federal Reserve Board (Fed) raised the federal funds target rate on June 30, 2004, by a quarter-point to 1.25%. Because Fed policymakers expect inflation to remain relatively low, they believe they can raise interest rates at a measured pace. Nonetheless, the Fed said it will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability.

Domestic equity markets sustained a rally through year-end 2003, then flattened before falling into negative territory through July 2004. Despite continued signs of enhanced corporate fundamentals, investors appeared cautious due to geopolitical uncertainty, soaring oil prices and rising interest rates. The S&P 500 rose 13.16% for the 12 months under review, while the technology-heavy NASDAQ Composite Index gained 9.33%.3 As economic data improved, some interest rates rose from their lows at the beginning of the reporting period but eased toward period-end. The 10-Year Treasury note yielded 4.49% at the beginning of the period, reached a peak of 4.89% on June 14, 2004, then declined to 4.50% on July 31, 2004.

2. Source: Bureau of Labor Statistics.
3. Source: Standard & Poor's Micropal. Please see footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all domestic and international common stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes over 3,000 companies.

4 | Annual Report

Elsewhere around the globe, exports, employment and manufacturing data suggested that the global economy expanded in the first half of 2004, albeit possibly at a slower pace than in 2003. Chinese authorities implemented measures to cool their booming economy. Export-oriented economies in Asia, Europe and Latin America that had benefited from China's dramatic growth felt the slowdown's ripple effect. Counteracting China's slowdown, domestic demand increased in countries such as Japan and France, and there was some indication that this could soon be the case in Italy and Germany. Improving Europe's consumer demand was relevant to economic growth because consumer spending accounted for about two-thirds of the euro zone's $8.5 trillion economy. 4

In early 2004, investors extended the rally in global equity markets that had begun in March 2003. Adequate liquidity, reasonably solid economic growth and higher corporate earnings remained pillars for the extended rally. However, investor focus shifted to potential problem areas of inflation, terrorism, China's slowing economy and rising global interest rates. These factors hindered global equity market performance in the second quarter. For the year ended July 31, 2004, the MSCI World Index rose 18.33%. 5

INVESTMENT STRATEGY

Whenever possible, we attempt to hold the same underlying Franklin Templeton funds in each Target Fund's portfolio. We generally diversify the Target Funds' broad equity allocations across investment styles, market capitalization sizes and countries of origin. Maintaining similarity of the underlying Franklin Templeton fund investments across the Allocator Series increased the consistency of the Target Funds' results relative to each other. For your reference, Franklin Templeton Conservative Target Fund seeks to maintain the following asset class allocations: 40% equity, 40% fixed income, and 20% short-term investments and other net assets.

MANAGER'S DISCUSSION

The Fund's performance can be attributed largely to maintaining a static allocation among equities, fixed income securities, and short-term investments and other net assets, and by the actual performance of the selected underlying funds.

At period-end, Franklin Templeton Conservative Target Fund's domestic equity exposure was 69.4% of its total equity weighting, with the balance represented by foreign equity. The portfolio was diversified across capitalization sizes and investment

[BEGIN SIDEBAR]
TOP 10 FUND HOLDINGS*
Franklin Templeton Conservative Target Fund
7/31/04

------------------------------------------------------
                                          % OF TOTAL
                                          NET ASSETS
------------------------------------------------------
  Franklin Strategic Mortgage Portfolio     15.6%
------------------------------------------------------
  Templeton Global Bond Fund
  - Advisor Class                           11.9%
------------------------------------------------------
  Franklin Small Cap Growth Fund II
  - Advisor Class                            9.7%
------------------------------------------------------
  Franklin Capital Growth Fund
  - Advisor Class                            8.2%
------------------------------------------------------
  Franklin Total Return Fund
  - Advisor Class                            6.2%
------------------------------------------------------
  Mutual Shares Fund
  - Class Z                                  6.1%
------------------------------------------------------
  Mutual European Fund
  - Class Z                                  5.4%
------------------------------------------------------
  Templeton Foreign Fund
  - Advisor Class                            4.4%
------------------------------------------------------
  Franklin U.S Government Securities Fund
  - Advisor Class                            3.7%
------------------------------------------------------
  Franklin Gold and Precious Metals Fund
  - Advisor Class                            2.2%
------------------------------------------------------

*Excludes short-term investments and other net assets.
[END SIDEBAR]

4. Sources: afxnews.com, "ECB's Issing says euro zone recovery needs rebound in consumer spending," 4/23/04; en.icxo.com, "Sweden Riksbank to Lift Interest Rates," 6/21/04.
5. Source: Standard & Poor's Micropal. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.

                                                               Annual Report | 5

[PHOTO OMITTED]
T. Anthony Coffey, PIC

styles, and on July 31, 2004, we held shares in large-, mid- and small-capitalization equity funds, representing both growth and value styles. Franklin Small Cap Growth Fund II - Advisor Class, representing 9.7% of the Fund's total net assets, was our largest equity fund weighting at period-end. On the fixed income side, domestic exposure was 69.6% of the Fund's total fixed income weighting, with the balance represented by foreign fixed income. Franklin Strategic Mortgage Portfolio was our largest fixed income fund weighting at 15.6% of total net assets.

Our largest domestic growth fund holding, Franklin Small Cap Growth Fund II - Advisor Class, outperformed the S&P 500, as did our largest domestic value fund holding, Mutual Shares Fund - Class Z. On the fixed income side, Templeton Global Bond Fund - Advisor Class outperformed the Lehman Brothers U.S. Government/ Credit Index, and Franklin Strategic Income Fund - Advisor Class posted strong relative results, largely due to its greater weighting of high yield securities versus the Lehman Brothers index. However, some funds with higher quality securities, such as Franklin Strategic Mortgage Portfolio, underperformed the Lehman Brothers index during the period.

Thank you for your continued participation in Franklin Templeton Conservative Target Fund. We look forward to serving your future investment needs.

/S/ T. Anthony Coffey
T. Anthony Coffey, CFA
Portfolio Manager
Franklin Templeton Conservative Target Fund


THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JULY 31, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

6 | Annual Report

PERFORMANCE SUMMARY AS OF 7/31/04

FRANKLIN TEMPLETON CONSERVATIVE TARGET FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

----------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           7/31/04          7/31/03
----------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.75            $11.66           $10.91
----------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (8/1/03-7/31/04)
----------------------------------------------------------------------------------------------------
  Dividend Income                       $0.2169
----------------------------------------------------------------------------------------------------
  CLASS B                                               CHANGE           7/31/04          12/1/03
----------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.04            $11.63           $11.67
----------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (12/1/03-7/31/04)
----------------------------------------------------------------------------------------------------
  Dividend Income                       $0.1549
----------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           7/31/04          7/31/03
----------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.73            $11.53           $10.80
----------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (8/1/03-7/31/04)
----------------------------------------------------------------------------------------------------
  Dividend Income                       $0.1367
----------------------------------------------------------------------------------------------------
  CLASS R                                               CHANGE           7/31/04          7/31/03
----------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.74            $11.63           $10.89
----------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (8/1/03-7/31/04)
----------------------------------------------------------------------------------------------------
  Dividend Income                       $0.1895
----------------------------------------------------------------------------------------------------

                                                               Annual Report | 7

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL AND AGGREGATE TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

------------------------------------------------------------------------------------------------------
  CLASS A                                               1-YEAR            5-YEAR INCEPTION (12/31/96)
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                             +8.89%           +33.63%          +58.80%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                         +2.59%            +4.73%           +5.46%
------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                        $10,259           $12,599          $14,967
------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (6/30/04) 4                    +4.18%            +4.87%           +5.72%
------------------------------------------------------------------------------------------------------
  CLASS B                                                                         INCEPTION (12/1/03)
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                                                                +0.98%
------------------------------------------------------------------------------------------------------
  Aggregate Total Return 5                                                                 -3.00%
------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                                                            $9,700
------------------------------------------------------------------------------------------------------
  Aggregate Total Return (6/30/04) 4, 5                                                    -1.63%
------------------------------------------------------------------------------------------------------
  CLASS C                                               1-YEAR            5-YEAR INCEPTION (12/31/96)
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                             +8.04%           +28.66%          +49.57%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                         +7.04%            +5.17%           +5.45%
------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                        $10,704           $12,866          $14,957
------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (6/30/04) 4                    +8.53%            +5.32%           +5.71%
------------------------------------------------------------------------------------------------------
  CLASS R                                                                 1-YEAR   INCEPTION (1/1/02)
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                                               +8.56%          +11.74%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                                           +7.56%           +4.40%
------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                                          $10,756          $11,174
------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (6/30/04) 4                                      +9.15%           +5.13%
------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

8 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income and distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

                               [GRAPHIC OMITTED]
             EDGAR REPRESENTATION OF DATA POINTS IN PRINTED GRAPHIC

Class A (12/31/96-7/31/04)

                                                                        U.S.
         FT CONSERVATIVE                                LB U.S. GOV'T./ TREASURY
         TARGET FUND     S&P 500 6       MSCI EAFE 6    Credit Index 6  Bills 6
12/96   $ 9425.00       $10000.00        $10000.00       $10000.00    $10000.00
        $ 9576.00       $10624.40        $ 9652.34       $10011.90    $10045.00
        $ 9585.00       $10707.80        $ 9812.54       $10033.00    $10083.50
        $ 9474.00       $10268.70        $ 9850.49       $ 9913.76    $10126.30
        $ 9502.00       $10881.20        $ 9905.14       $10058.70    $10172.00
        $ 9814.00       $11543.20        $10552.20       $10152.60    $10223.10
        $10028.00       $12060.00        $11136.50       $10274.50    $10260.50
        $10293.00       $13019.10        $11318.90       $10588.80    $10305.00
        $10189.00       $12290.30        $10475.90       $10470.00    $10351.10
        $10570.00       $12963.00        $11065.10       $10634.50    $10398.60
        $10351.00       $12530.50        $10217.00       $10804.90    $10438.50
        $10408.00       $13110.10        $10115.20       $10861.80    $10484.20
        $10513.00       $13335.10        $10205.80       $10975.80    $10529.50
        $10503.00       $13482.50        $10674.90       $11130.50    $10582.20
        $10797.00       $14454.30        $11362.40       $11107.90    $10623.40
        $11036.00       $15193.90        $11714.80       $11142.10    $10675.50
        $11095.00       $15346.70        $11810.20       $11198.10    $10724.60
        $10987.00       $15083.30        $11755.50       $11318.50    $10770.70
        $10988.00       $15695.50        $11847.20       $11433.60    $10814.90
        $10850.00       $15528.80        $11969.90       $11442.70    $10862.50
        $10219.00       $13285.90        $10489.60       $11666.30    $10913.50
        $10397.00       $14137.10        $10170.70       $11999.90    $10970.20
        $10526.00       $15286.00        $11233.80       $11915.20    $11013.10
11/98   $10715.00       $16212.10        $11812.10       $11986.20    $11048.30
        $10826.00       $17145.70        $12281.00       $12015.50    $11093.50
        $10898.00       $17862.40        $12247.50       $12100.90    $11136.80
        $10754.00       $17307.30        $11958.40       $11813.30    $11172.50
        $10916.00       $17999.60        $12460.50       $11871.90    $11220.50
        $11185.00       $18696.60        $12968.20       $11901.40    $11262.10
        $11092.00       $18255.70        $12303.20       $11778.50    $11304.80
        $11273.00       $19268.10        $12785.70       $11741.80    $11346.70
        $11200.00       $18667.30        $13168.70       $11709.30    $11394.30
        $11211.00       $18574.90        $13219.70       $11699.90    $11437.60
        $11196.00       $18066.30        $13355.80       $11805.40    $11487.90
        $11501.00       $19209.10        $13858.90       $11836.00    $11532.70
        $12123.00       $19599.50        $14343.30       $11829.40    $11578.80
        $13021.00       $20753.20        $15633.40       $11757.40    $11632.10
        $12881.00       $19710.60        $14642.80       $11754.20    $11677.50
        $13950.00       $19337.90        $15039.80       $11901.50    $11730.00
        $13756.00       $21228.50        $15625.70       $12073.50    $11788.70
        $13245.00       $20590.00        $14806.20       $12014.70    $11848.80
        $12962.00       $20168.60        $14447.50       $12003.80    $11912.80
        $13335.00       $20665.90        $15015.90       $12248.90    $11964.00
        $13302.00       $20343.10        $14389.30       $12378.60    $12019.00
        $13818.00       $21606.00        $14517.20       $12553.30    $12081.50
        $13675.00       $20465.70        $13813.20       $12600.60    $12147.70
10/00   $13487.00       $20378.90        $13489.70       $12679.60    $12209.20
        $12999.00       $18773.40        $12986.70       $12896.40    $12276.40
        $13418.00       $18865.50        $13451.30       $13150.90    $12347.30
        $13781.00       $19534.40        $13445.00       $13371.50    $12427.50
        $13348.00       $17754.40        $12438.00       $13509.50    $12477.90
        $13004.00       $16630.20        $11614.50       $13571.50    $12540.30
        $13416.00       $17921.60        $12429.10       $13469.70    $12591.80
        $13498.00       $18041.80        $12000.30       $13547.20    $12640.60
        $13439.00       $17602.80        $11514.00       $13612.20    $12677.90
        $13380.00       $17429.50        $11305.40       $13951.40    $12719.70
        $13214.00       $16339.50        $11021.40       $14130.50    $12761.70
        $12493.00       $15020.10        $ 9907.55       $14260.50    $12817.80
        $12839.00       $15306.70        $10160.90       $14622.40    $12851.20
        $13150.00       $16480.50        $10536.10       $14382.40    $12878.10
        $13295.00       $16625.00        $10598.90       $14269.00    $12898.80
        $13283.00       $16382.50        $10036.60       $14373.90    $12916.80
        $13271.00       $16066.60        $10107.40       $14495.90    $12933.60
        $13544.00       $16670.80        $10659.20       $14201.80    $12953.30
        $13581.00       $15660.60        $10736.50       $14476.90    $12972.80
        $13532.00       $15545.60        $10882.10       $14610.50    $12993.00
        $13141.00       $14438.60        $10453.00       $14734.70    $13012.40
        $12611.00       $13313.40        $ 9421.85       $14912.20    $13030.60
        $12698.00       $13400.60        $ 9402.69       $15246.50    $13050.00
9/02    $12306.00       $11945.50        $ 8395.24       $15574.50    $13070.80
        $12541.00       $12995.90        $ 8847.10       $15425.60    $13090.70
        $12876.00       $13760.10        $ 9249.76       $15434.80    $13111.10
        $12792.00       $12952.10        $ 8939.43       $15843.70    $13124.70
        $12742.00       $12613.50        $ 8566.91       $15843.20    $13139.20
        $12704.00       $12424.00        $ 8371.07       $16125.40    $13150.60
        $12687.00       $12543.40        $ 8212.87       $16104.40    $13165.30
        $13152.00       $13577.00        $ 9027.24       $16276.50    $13178.50
        $13654.00       $14291.60        $ 9582.60       $16739.10    $13191.50
        $13732.00       $14474.30        $ 9819.77       $16672.10    $13207.90
        $13745.00       $14729.60        $10058.90       $15973.20    $13217.00
        $14047.00       $15016.30        $10303.60       $16078.60    $13227.30
        $14142.00       $14857.30        $10623.30       $16587.90    $13238.50
        $14484.00       $15697.30        $11286.10       $16377.90    $13249.00
        $14712.00       $15835.30        $11538.60       $16421.40    $13260.00
        $15011.00       $16665.10        $12440.60       $16583.40    $13270.00
        $15126.00       $16971.00        $12617.40       $16734.00    $13281.30
        $15266.00       $17206.80        $12910.80       $16938.70    $13290.10
        $15288.00       $16947.30        $12988.60       $17094.20    $13301.10
        $14904.00       $16681.60        $12705.80       $16569.40    $13310.70
        $14993.00       $16910.10        $12760.80       $16484.50    $13319.60
        $15172.00       $17238.70        $13045.60       $16552.40    $13325.80
7/04    $14967.00       $16668.20        $12624.00       $16727.20    $13338.50

                               [GRAPHIC OMITTED]
             EDGAR REPRESENTATION OF DATA POINTS IN PRINTED GRAPHIC

Class B (12/1/03-7/31/04)

                                                                     U.S.
         FT CONSERVATIVE                             LB U.S. GOV'T./ TREASURY
         TARGET FUND     S&P 500 6    MSCI EAFE 6    Credit Index 6  Bills 6
12/03      $10000.00     $10000.00    $10000.00       $10000.00     $10000.00
           $10170.00     $10524.00    $10781.70       $10098.60     $10007.50
           $10239.00     $10717.20    $10935.00       $10190.40     $10016.10
           $10326.00     $10866.10    $11189.20       $10315.00     $10022.70
           $10337.00     $10702.20    $11256.60       $10409.70     $10031.00
           $10068.00     $10534.50    $11011.50       $10090.10     $10038.20
           $10129.00     $10678.70    $11059.20       $10038.40     $10044.90
           $10237.00     $10886.20    $11306.00       $10079.80     $10049.60
7/04       $ 9700.00     $10526.00    $10940.60       $10186.20     $10059.20


                                                               Annual Report | 9

[BEGIN SIDEBAR]
AVERAGE ANNUAL TOTAL RETURN

---------------------------------------
  CLASS C                     7/31/04
---------------------------------------
  1-Year                       +7.04%
---------------------------------------
  5-Year                       +5.17%
---------------------------------------
  Since Inception (12/31/96)   +5.45%
---------------------------------------
[END SIDEBAR]

                               [GRAPHIC OMITTED]
             EDGAR REPRESENTATION OF DATA POINTS IN PRINTED GRAPHIC

Class C (12/31/96-7/31/04)

                                                                                   U.S.
         FT CONSERVATIVE                                    LB U.S. GOV'T./       TREASURY
         TARGET FUND        S&P 500 6       MSCI EAFE 6     Credit Index 6         Bills 6
Dec-96   $10,000.00        $10,000.00       $10,000.00        $10,000.00        $10,000.00
         $10,160.00        $10,624.40       $ 9,652.34        $10,011.90        $10,045.00
         $10,150.00        $10,707.80       $ 9,812.54        $10,033.00        $10,083.50
         $ 9,998.00        $10,268.70       $ 9,850.49        $ 9,913.76        $10,126.30
         $10,028.00        $10,881.20       $ 9,905.14        $10,058.70        $10,172.00
         $10,359.00        $11,543.20       $10,552.20        $10,152.60        $10,223.10
         $10,577.00        $12,060.00       $11,136.50        $10,274.50        $10,260.50
         $10,848.00        $13,019.10       $11,318.90        $10,588.80        $10,305.00
         $10,717.00        $12,290.30       $10,475.90        $10,470.00        $10,351.10
         $11,111.00        $12,963.00       $11,065.10        $10,634.50        $10,398.60
         $10,879.00        $12,530.50       $10,217.00        $10,804.90        $10,438.50
         $10,940.00        $13,110.10       $10,115.20        $10,861.80        $10,484.20
         $11,042.00        $13,335.10       $10,205.80        $10,975.80        $10,529.50
         $11,021.00        $13,482.50       $10,674.90        $11,130.50        $10,582.20
         $11,321.00        $14,454.30       $11,362.40        $11,107.90        $10,623.40
         $11,570.00        $15,193.90       $11,714.80        $11,142.10        $10,675.50
         $11,621.00        $15,346.70       $11,810.20        $11,198.10        $10,724.60
         $11,507.00        $15,083.30       $11,755.50        $11,318.50        $10,770.70
         $11,499.00        $15,695.50       $11,847.20        $11,433.60        $10,814.90
         $11,343.00        $15,528.80       $11,969.90        $11,442.70        $10,862.50
         $10,678.00        $13,285.90       $10,489.60        $11,666.30        $10,913.50
         $10,857.00        $14,137.10       $10,170.70        $11,999.90        $10,970.20
         $10,983.00        $15,286.00       $11,233.80        $11,915.20        $11,013.10
Nov-98   $11,171.00        $16,212.10       $11,812.10        $11,986.20        $11,048.30
         $11,283.00        $17,145.70       $12,281.00        $12,015.50        $11,093.50
         $11,348.00        $17,862.40       $12,247.50        $12,100.90        $11,136.80
         $11,196.00        $17,307.30       $11,958.40        $11,813.30        $11,172.50
         $11,363.00        $17,999.60       $12,460.50        $11,871.90        $11,220.50
         $11,623.00        $18,696.60       $12,968.20        $11,901.40        $11,262.10
         $11,525.00        $18,255.70       $12,303.20        $11,778.50        $11,304.80
         $11,701.00        $19,268.10       $12,785.70        $11,741.80        $11,346.70
         $11,625.00        $18,667.30       $13,168.70        $11,709.30        $11,394.30
         $11,625.00        $18,574.90       $13,219.70        $11,699.90        $11,437.60
         $11,608.00        $18,066.30       $13,355.80        $11,805.40        $11,487.90
         $11,916.00        $19,209.10       $13,858.90        $11,836.00        $11,532.70
         $12,542.00        $19,599.50       $14,343.30        $11,829.40        $11,578.80
         $13,472.00        $20,753.20       $15,633.40        $11,757.40        $11,632.10
         $13,314.00        $19,710.60       $14,642.80        $11,754.20        $11,677.50
         $14,417.00        $19,337.90       $15,039.80        $11,901.50        $11,730.00
         $14,201.00        $21,228.50       $15,625.70        $12,073.50        $11,788.70
         $13,669.00        $20,590.00       $14,806.20        $12,014.70        $11,848.80
         $13,375.00        $20,168.60       $14,447.50        $12,003.80        $11,912.80
         $13,738.00        $20,665.90       $15,015.90        $12,248.90        $11,964.00
         $13,704.00        $20,343.10       $14,389.30        $12,378.60        $12,019.00
         $14,216.00        $21,606.00       $14,517.20        $12,553.30        $12,081.50
         $14,066.00        $20,465.70       $13,813.20        $12,600.60        $12,147.70
Oct-00   $13,871.00        $20,378.90       $13,489.70        $12,679.60        $12,209.20
         $13,353.00        $18,773.40       $12,986.70        $12,896.40        $12,276.40
         $13,777.00        $18,865.50       $13,451.30        $13,150.90        $12,347.30
         $14,140.00        $19,534.40       $13,445.00        $13,371.50        $12,427.50
         $13,692.00        $17,754.40       $12,438.00        $13,509.50        $12,477.90
         $13,330.00        $16,630.20       $11,614.50        $13,571.50        $12,540.30
         $13,743.00        $17,921.60       $12,429.10        $13,469.70        $12,591.80
         $13,816.00        $18,041.80       $12,000.30        $13,547.20        $12,640.60
         $13,743.00        $17,602.80       $11,514.00        $13,612.20        $12,677.90
         $13,682.00        $17,429.50       $11,305.40        $13,951.40        $12,719.70
         $13,499.00        $16,339.50       $11,021.40        $14,130.50        $12,761.70
         $12,755.00        $15,020.10       $ 9,907.55        $14,260.50        $12,817.80
         $13,100.00        $15,306.70       $10,160.90        $14,622.40        $12,851.20
         $13,408.00        $16,480.50       $10,536.10        $14,382.40        $12,878.10
         $13,560.00        $16,625.00       $10,598.90        $14,269.00        $12,898.80
         $13,522.00        $16,382.50       $10,036.60        $14,373.90        $12,916.80
         $13,497.00        $16,066.60       $10,107.40        $14,495.90        $12,933.60
         $13,775.00        $16,670.80       $10,659.20        $14,201.80        $12,953.30
         $13,800.00        $15,660.60       $10,736.50        $14,476.90        $12,972.80
         $13,737.00        $15,545.60       $10,882.10        $14,610.50        $12,993.00
         $13,338.00        $14,438.60       $10,453.00        $14,734.70        $13,012.40
         $12,795.00        $13,313.40       $ 9,421.85        $14,912.20        $13,030.60
         $12,884.00        $13,400.60       $ 9,402.69        $15,246.50        $13,050.00
2-Sep    $12,475.00        $11,945.50       $ 8,395.24        $15,574.50        $13,070.80
         $12,703.00        $12,995.90       $ 8,847.10        $15,425.60        $13,090.70
         $13,032.00        $13,760.10       $ 9,249.76        $15,434.80        $13,111.10
         $12,943.00        $12,952.10       $ 8,939.43        $15,843.70        $13,124.70
         $12,879.00        $12,613.50       $ 8,566.91        $15,843.20        $13,139.20
         $12,841.00        $12,424.00       $ 8,371.07        $16,125.40        $13,150.60
         $12,815.00        $12,543.40       $ 8,212.87        $16,104.40        $13,165.30
         $13,263.00        $13,577.00       $ 9,027.24        $16,276.50        $13,178.50
         $13,775.00        $14,291.60       $ 9,582.60        $16,739.10        $13,191.50
         $13,845.00        $14,474.30       $ 9,819.77        $16,672.10        $13,207.90
         $13,845.00        $14,729.60       $10,058.90        $15,973.20        $13,217.00
         $14,140.00        $15,016.30       $10,303.60        $16,078.60        $13,227.30
         $14,226.00        $14,857.30       $10,623.30        $16,587.90        $13,238.50
         $14,560.00        $15,697.30       $11,286.10        $16,377.90        $13,249.00
         $14,778.00        $15,835.30       $11,538.60        $16,421.40        $13,260.00
         $15,073.00        $16,665.10       $12,440.60        $16,583.40        $13,270.00
         $15,177.00        $16,971.00       $12,617.40        $16,734.00        $13,281.30
         $15,306.00        $17,206.80       $12,910.80        $16,938.70        $13,290.10
         $15,324.00        $16,947.30       $12,988.60        $17,094.20        $13,301.10
         $14,922.00        $16,681.60       $12,705.80        $16,569.40        $13,310.70
         $15,013.00        $16,910.10       $12,760.80        $16,484.50        $13,319.60
         $15,165.00        $17,238.70       $13,045.60        $16,552.40        $13,325.80
4-Jul    $14,957.00        $16,668.20       $12,624.00        $16,727.20        $13,338.50

[BEGIN SIDEBAR]
AVERAGE ANNUAL TOTAL RETURN

-----------------------------------------
  CLASS R                     7/31/04
-----------------------------------------
  1-Year                       +7.56%
-----------------------------------------
  Since Inception (1/1/02)     +4.40%
-----------------------------------------
[END SIDEBAR]

                               [GRAPHIC OMITTED]
             EDGAR REPRESENTATION OF DATA POINTS IN PRINTED GRAPHIC

Class R (1/1/02-7/31/04)

                                                                                   U.S.
         FT CONSERVATIVE                                    LB U.S. GOV'T./       TREASURY
         TARGET FUND        S&P 500 6       MSCI EAFE 6     Credit Index 6         Bills 6
2-Jan    $10,000.00        $10,000.00       $10,000.00        $10,000.00        $10,000.00
         $ 9,982.00        $ 9,854.15       $ 9,469.41        $10,073.50        $10,014.00
         $ 9,972.01        $ 9,664.10       $ 9,536.29        $10,159.00        $10,027.00
2-Apr    $10,177.80        $10,027.50       $10,056.90        $ 9,952.88        $10,042.30
         $10,195.80        $ 9,419.89       $10,129.80        $10,145.70        $10,057.40
         $10,158.80        $ 9,350.73       $10,267.20        $10,239.30        $10,073.00
         $ 9,869.10        $ 8,684.86       $ 9,862.30        $10,326.40        $10,088.10
         $ 9,461.47        $ 8,008.08       $ 8,889.44        $10,450.80        $10,102.30
2-Aug    $ 9,526.41        $ 8,060.52       $ 8,871.37        $10,685.10        $10,117.30
         $ 9,231.68        $ 7,185.28       $ 7,920.84        $10,914.90        $10,133.30
         $ 9,408.52        $ 7,817.10       $ 8,347.17        $10,810.60        $10,148.80
         $ 9,650.30        $ 8,276.76       $ 8,727.07        $10,817.00        $10,164.60
2-Dec    $ 9,591.35        $ 7,790.77       $ 8,434.28        $11,103.60        $10,175.20
         $ 9,554.39        $ 7,587.07       $ 8,082.81        $11,103.20        $10,186.40
         $ 9,516.42        $ 7,473.06       $ 7,898.04        $11,301.00        $10,195.20
         $ 9,510.43        $ 7,544.88       $ 7,748.78        $11,286.30        $10,206.60
3-Apr    $ 9,850.12        $ 8,166.64       $ 8,517.13        $11,406.90        $10,216.80
         $10,227.80        $ 8,596.48       $ 9,041.11        $11,731.10        $10,227.00
         $10,283.70        $ 8,706.32       $ 9,264.88        $11,684.10        $10,239.70
         $10,292.70        $ 8,859.89       $ 9,490.53        $11,194.30        $10,246.70
3-Aug    $10,510.50        $ 9,032.35       $ 9,721.37        $11,268.20        $10,254.70
         $10,584.50        $ 8,936.71       $10,023.00        $11,625.10        $10,263.40
         $10,831.20        $ 9,442.00       $10,648.30        $11,478.00        $10,271.50
         $11,002.10        $ 9,524.98       $10,886.60        $11,508.40        $10,280.10
3-Dec    $11,227.90        $10,024.10       $11,737.60        $11,622.00        $10,287.80
         $11,313.80        $10,208.10       $11,904.50        $11,727.50        $10,296.60
         $11,409.70        $10,350.00       $12,181.30        $11,871.00        $10,303.40
         $11,430.70        $10,193.80       $12,254.60        $11,979.90        $10,311.90
4-Apr    $11,134.00        $10,034.10       $11,987.80        $11,612.10        $10,319.40
         $11,209.90        $10,171.50       $12,039.70        $11,552.70        $10,326.30
         $11,327.80        $10,369.10       $12,308.40        $11,600.20        $10,331.10
4-Jul    $11,174.00        $10,026.00       $11,910.60        $11,722.80        $10,340.90

10 | Annual Report

ENDNOTES

THE FUND IS NON-DIVERSIFIED BECAUSE IT INVESTS IN SECURITIES OF A LIMITED NUMBER OF MUTUAL FUNDS. BECAUSE IT INVESTS IN UNDERLYING FUNDS, WHICH MAY ENGAGE IN A VARIETY OF INVESTMENT STRATEGIES INVOLVING CERTAIN RISKS, THE FUND MAY BE SUBJECT TO THESE SAME RISKS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Aggregate total return represents the change in value of an investment since inception, and includes the sales charge. Since Class B shares have existed for less than one year, average annual total returns are not provided.
6. Source: Standard & Poor's Micropal. See page 3 for descriptions of the S&P 500, MSCI EAFE Index and Lehman Brothers U.S. Government/Credit Index. The value of Treasuries, if held to maturity, is fixed; principal is guaranteed and interest is fixed.

                                                              Annual Report | 11

YOUR FUND'S EXPENSES

FRANKLIN TEMPLETON CONSERVATIVE TARGET FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.  Divide your account value by $1,000.
    IF AN ACCOUNT HAD A TOTAL ASSET VALUE OF $8,600, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
    IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimate for expenses paid this period was $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


12 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

---------------------------------------------------------------------------------------------------------------------------
                                            BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
  CLASS A                                     VALUE 1/31/04      VALUE 7/31/04    PERIOD* 1/31/04-7/31/04
---------------------------------------------------------------------------------------------------------------------------
  Actual                                          $1,000           $  989.50               $3.96
  Hypothetical (5% return before expenses)        $1,000           $1,020.89               $4.02
--------------------------------------------------------------------------------------------------------------------------
  CLASS B
---------------------------------------------------------------------------------------------------------------------------
  Actual                                          $1,000          $   986.20               $7.65
  Hypothetical (5% return before expenses)        $1,000           $1,017.16               $7.77
--------------------------------------------------------------------------------------------------------------------------
  CLASS C
---------------------------------------------------------------------------------------------------------------------------
  Actual                                          $1,000          $   985.60               $7.65
  Hypothetical (5% return before expenses)        $1,000           $1,017.16               $7.77
--------------------------------------------------------------------------------------------------------------------------
  CLASS R
---------------------------------------------------------------------------------------------------------------------------
  Actual                                          $1,000          $   987.60               $5.19
---------------------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)        $1,000           $1,019.64               $5.27

*Expenses are equal to the annualized expense ratio for each class (A: 0.80%; B: 1.55%; C: 1.55%; and R: 1.05%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

                                                               Annual Report| 13

FRANKLIN TEMPLETON
MODERATE TARGET FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Templeton Moderate Target Fund seeks the highest level of long-term total return consistent with an intermediate level of risk.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Asset Allocation
Franklin Templeton Moderate Target Fund
Based on Total Net Assets as of 7/31/04

Primarily Domestic Equity ....... 38.2%
Primarily Domestic Fixed Income . 24.1%
Primarily Foreign Equity ........ 16.2%
Primarily Foreign Fixed Income .. 11.0%
Short-Term Investments &
Other Net Assets ................ 10.5%

--------------------------------------------------------------------------------
  PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Franklin Templeton Moderate Target Fund's annual report for the fiscal year ended July 31, 2004.

PERFORMANCE OVERVIEW

Franklin Templeton Moderate Target Fund - Class A posted a +11.18% cumulative total return for the fiscal year ended July 31, 2004. The Fund outperformed its hybrid benchmark, which comprised a weighted combination of the Standard & Poor's 500 Composite Index (S&P 500) and the Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index for equities, the Lehman Brothers U.S. Government/Credit Index for fixed income, and the P&R 90 Day T-Bill for

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 46.

14 | Annual Report
short-term investments and other net assets. For the reporting period, the benchmark returned 10.24%. 1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 19.

ECONOMIC AND MARKET OVERVIEW

During the 12 months ended July 31, 2004, the U.S. economy remained strong. One-year gross domestic product (GDP) rose an estimated 4.7% through June. Major contributors to growth included inventory investment, equipment and software spending, and federal government spending. Despite solid export growth and a resilient housing market, annualized second quarter 2004 GDP grew an estimated 2.8%, which was less than expected, due largely to the weakest consumer spending growth in three years. Approximately 70% of GDP stemmed from consumer activity, which slowed as personal liquidity from tax cuts and low interest-rate incentives faded. Business investment and corporate profits rose and contributed to overall economic growth.

Labor market conditions improved during the reporting period. More than one-half of the jobs lost during the recession and weak economic expansion have been recovered. The economy created 1.5 million jobs since summer 2003. In addition, the unemployment rate fell from 6.2% in July 2003 to 5.5% at period-end.2 Services created the most jobs led by leisure and hospitality, education and health, and business and professional services.

In light of positive economic developments, consumer inflation remained modest but picked up speed in 2004. Excluding the volatile food and energy categories, consumer prices increased 1.8% for the 12 months ended July 31, 2004. Consequently, for the first time in more than four years, the Federal Reserve Board (Fed) raised the federal funds target rate on June 30, 2004, by a quarter-point to

1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The MSCI EAFE Index is market capitalization weighted and measures total returns of equity securities in developed markets in Europe, Australasia and the Far East. The Lehman Brothers U.S. Government/Credit Index includes U.S. Treasury or Agency issued securities and publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements. These include public obligations of the U.S. Treasury with remaining maturity of one year or more and publicly issued debt of U.S. governmental agencies, quasi-federal corporations, and corporate or foreign debt. The credit portion includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility, and finance, which includes both U.S. and non-U.S. corporations. The non-corporate sectors are sovereign, supranational, foreign agency, and foreign local government. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and non-convertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced quarterly by market capitalization. The P&R 90 Day T-Bill is a total return index based on a constant maturity instrument. Payden & Rygel includes both accrued interest and change in market price in its monthly total return calculations. The benchmark index's weightings are as follows: S&P 500 35%, MSCI EAFE 15%, Lehman Brothers U.S. Government/Credit Index 35% and P&R 90 Day T-Bill 15%. The indexes are unmanaged and include reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
2. Source: Bureau of Labor Statistics.

                                                              Annual Report | 15

1.25%. Because Fed policymakers expect inflation to remain relatively low, they believe they can raise interest rates at a measured pace. Nonetheless, the Fed said it will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability.

Domestic equity markets sustained a rally through year-end 2003, then flattened before falling into negative territory through July 2004. Despite continued signs of enhanced corporate fundamentals, investors appeared cautious due to geopolitical uncertainty, soaring oil prices and rising interest rates. The S&P 500 rose 13.16% for the 12 months under review, while the technology-heavy NASDAQ Composite Index gained 9.33%.3 As economic data improved, some interest rates rose from their lows at the beginning of the reporting period but eased toward period-end. The 10-Year Treasury note yielded 4.49% at the beginning of the period, reached a peak of 4.89% on June 14, 2004, then declined to 4.50% on July 31, 2004.

Elsewhere around the globe, exports, employment and manufacturing data suggested that the global economy expanded in the first half of 2004, albeit possibly at a slower pace than in 2003. Chinese authorities implemented measures to cool their booming economy. Export-oriented economies in Asia, Europe and Latin America that had benefited from China's dramatic growth felt the slowdown's ripple effect. Counteracting China's slowdown, domestic demand increased in countries such as Japan and France, and there was some indication that this could soon be the case in Italy and Germany. Improving Europe's consumer demand was relevant to economic growth because consumer spending accounted for about two-thirds of the euro zone's $8.5 trillion economy. 4

In early 2004, investors extended the rally in global equity markets that had begun in March 2003. Adequate liquidity, reasonably solid economic growth and higher corporate earnings remained pillars for the extended rally. However, investor focus shifted to potential problem areas of inflation, terrorism, China's slowing economy and rising global interest rates. These factors hindered global equity market performance in the second quarter. For the year ended July 31, 2004, the MSCI World Index rose 18.33%. 5

3. Source: Standard & Poor's Micropal. Please see footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all domestic and international common stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes over 3,000 companies.
4. Sources: afxnews.com, "ECB's Issing says euro zone recovery needs rebound in consumer spending," 4/23/04; en.icxo.com, "Sweden Riksbank to Lift Interest Rates," 6/21/04.
5. Source: Standard & Poor's Micropal. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.

16 | Annual Report

INVESTMENT STRATEGY

Whenever possible, we attempt to hold the same underlying Franklin Templeton funds in each Target Fund's portfolio. We generally diversify the Target Funds' broad equity allocations across investment styles, market capitalization sizes and countries of origin. Maintaining similarity of the underlying Franklin Templeton fund investments across the Allocator Series increased the consistency of the Target Funds' results relative to each other. For your reference, Franklin Templeton Moderate Target Fund seeks to maintain the following asset class allocations: 55% equity, 35% fixed income, and 10% short-term investments and other net assets.

MANAGER'S DISCUSSION

The Fund's performance can be attributed largely to maintaining a static allocation among equities, fixed income securities, and short-term investments and other net assets, and by the actual performance of the selected underlying funds.

At period-end, Franklin Templeton Moderate Target Fund's domestic equity exposure was 70.2% of its total equity weighting, with the balance represented by foreign equity. The portfolio was diversified across capitalization sizes and investment styles, and on July 31, 2004, we held shares in large-, mid- and small-capitalization equity funds, representing both growth and value styles. Franklin Small Cap Growth Fund II - Advisor Class, representing 13.8% of the Fund's total net assets, was our largest equity fund weighting at period-end. On the fixed income side, domestic exposure was 68.7% of the Fund's total fixed income weighting, with the balance represented by foreign fixed income. Franklin Strategic Mortgage Portfolio was our largest fixed income fund weighting at 13.5% of total net assets.

Our largest domestic growth fund holding, Franklin Small Cap Growth Fund II - Advisor Class, outperformed the S&P 500, as did our largest domestic value fund holding, Mutual Shares Fund - Class Z. On the fixed income side, Templeton Global Bond Fund - Advisor Class outperformed the Lehman Brothers U.S. Government/ Credit Index, and Franklin Strategic Income Fund - Advisor Class posted strong relative results, largely due to its greater weighting of high yield securities versus the Lehman Brothers index. However, some funds with higher quality securities, such as Franklin Strategic Mortgage Portfolio, underperformed the Lehman Brothers index during the period.

TOP 10 FUND HOLDINGS*
Franklin Templeton Moderate Target Fund
7/31/04

----------------------------------------------------
                                       % OF TOTAL
                                       NET ASSETS
----------------------------------------------------
  Franklin Small Cap Growth Fund II
  - Advisor Class                            13.8%
----------------------------------------------------
  Franklin Strategic Mortgage Portfolio      13.5%
----------------------------------------------------
  Templeton Global Bond Fund
  - Advisor Class                            11.0%
----------------------------------------------------
  Franklin Capital Growth Fund
  - Advisor Class                            10.9%
----------------------------------------------------
  Mutual Shares Fund - Class Z                8.7%
----------------------------------------------------
  Mutual European Fund - Class Z              7.7%
----------------------------------------------------
  Templeton Foreign Fund - Advisor Class      5.7%
----------------------------------------------------
  Franklin Total Return Fund
  - Advisor Class                             5.5%
----------------------------------------------------
  Franklin U.S. Government Securities Fund
  - Advisor Class                             3.7%
----------------------------------------------------
  Franklin Real Estate Securities Fund
  - Advisor Class                             2.9%
----------------------------------------------------

*Excludes short-term investments and other net assets.


                                                              Annual Report | 17

Thank you for your continued participation in Franklin Templeton Moderate Target Fund. We look forward to serving your future investment needs.

/S/ T. Anthony Coffey
T. Anthony Coffey, CFA
Portfolio Manager
Franklin Templeton Moderate Target Fund

[PHOTO OMITTED]
T. Anthony Coffey, PIC

THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JULY 31, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

18 | Annual Report

Performance Summary as of 7/31/04

FRANKLIN TEMPLETON MODERATE TARGET FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           7/31/04          7/31/03
--------------------------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$1.01            $11.65           $10.64
--------------------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (8/1/03-7/31/04)
--------------------------------------------------------------------------------------------------------------------------
  Dividend Income                       $0.1873
--------------------------------------------------------------------------------------------------------------------------
  CLASS B                                               CHANGE           7/31/04          12/1/03
--------------------------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                  $0.00            $11.62           $11.62
--------------------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (12/1/03-7/31/04)
--------------------------------------------------------------------------------------------------------------------------
  Dividend Income                       $0.1376
--------------------------------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           7/31/04          7/31/03
--------------------------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.99            $11.47           $10.48
--------------------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (8/1/03-7/31/04)
--------------------------------------------------------------------------------------------------------------------------
  Dividend Income                       $0.1081
--------------------------------------------------------------------------------------------------------------------------
  CLASS R                                               CHANGE           7/31/04          7/31/03
--------------------------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$1.00            $11.62           $10.62
--------------------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (8/1/03-7/31/04)
--------------------------------------------------------------------------------------------------------------------------
  Dividend Income                       $0.1608
--------------------------------------------------------------------------------------------------------------------------

                                                              Annual Report | 19

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL AND AGGREGATE TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

---------------------------------------------------------------------------------------------------------------------------
  CLASS A                                               1-YEAR            5-YEAR  INCEPTION (12/31/96)
---------------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                            +11.18%           +30.35%          +55.50%
---------------------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                         +4.78%            +4.20%           +5.17%
---------------------------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                        $10,478           $12,282          $14,656
---------------------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (6/30/04) 4                    +7.71%            +4.43%           +5.52%
---------------------------------------------------------------------------------------------------------------------------
  CLASS B                                                                         INCEPTION (12/1/03)
---------------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                                                                +1.18%
---------------------------------------------------------------------------------------------------------------------------
  Aggregate Total Return 5                                                                 -2.90%
---------------------------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                                                            $9,710
---------------------------------------------------------------------------------------------------------------------------
  Aggregate Total Return (6/30/04) 4, 5                                                    -0.73%
---------------------------------------------------------------------------------------------------------------------------
  CLASS C                                               1-YEAR            5-YEAR INCEPTION (12/31/96)
---------------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                            +10.39%           +25.57%          +45.91%
---------------------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                         +9.39%            +4.66%           +5.11%
---------------------------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                        $10,939           $12,557          $14,591
---------------------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (6/30/04) 4                    +12.45%           +4.91%           +5.47%
---------------------------------------------------------------------------------------------------------------------------
  CLASS R                                                                 1-YEAR   INCEPTION (1/1/02)
---------------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                                              +10.95%          +11.92%
---------------------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                                           +9.95%           +4.47%
---------------------------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                                          $10,995          $11,192
---------------------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (6/30/04) 4                                     +12.99%           +5.49%


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

20 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income and distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS IN PRINTED GRAPHIC
Class A (12/31/96-7/31/04)

         FT Moderate        S&P 500 6       MSCI EAFE 6         LB U.S.        U.S. Treasury
         Target Fund                                         Gov't./Credit        Bills 6
                                                                Index 6
Dec-96    $9,425.00        $10,000.00       $10,000.00        $10,000.00        $10,000.00
          $9,670.00        $10,624.40        $9,652.34        $10,011.90        $10,045.00
          $9,670.00        $10,707.80        $9,812.54        $10,033.00        $10,083.50
          $9,589.00        $10,268.70        $9,850.49         $9,913.76        $10,126.30
          $9,674.00        $10,881.20        $9,905.14        $10,058.70        $10,172.00
         $10,061.00        $11,543.20       $10,552.20        $10,152.60        $10,223.10
         $10,286.00        $12,060.00       $11,136.50        $10,274.50        $10,260.50
         $10,655.00        $13,019.10       $11,318.90        $10,588.80        $10,305.00
         $10,494.00        $12,290.30       $10,475.90        $10,470.00        $10,351.10
         $10,966.00        $12,963.00       $11,065.10        $10,634.50        $10,398.60
         $10,632.00        $12,530.50       $10,217.00        $10,804.90        $10,438.50
         $10,660.00        $13,110.10       $10,115.20        $10,861.80        $10,484.20
         $10,771.00        $13,335.10       $10,205.80        $10,975.80        $10,529.50
         $10,720.00        $13,482.50       $10,674.90        $11,130.50        $10,582.20
         $11,119.00        $14,454.30       $11,362.40        $11,107.90        $10,623.40
         $11,451.00        $15,193.90       $11,714.80        $11,142.10        $10,675.50
         $11,513.00        $15,346.70       $11,810.20        $11,198.10        $10,724.60
         $11,318.00        $15,083.30       $11,755.50        $11,318.50        $10,770.70
         $11,318.00        $15,695.50       $11,847.20        $11,433.60        $10,814.90
         $11,051.00        $15,528.80       $11,969.90        $11,442.70        $10,862.50
          $9,943.00        $13,285.90       $10,489.60        $11,666.30        $10,913.50
         $10,164.00        $14,137.10       $10,170.70        $11,999.90        $10,970.20
         $10,381.00        $15,286.00       $11,233.80        $11,915.20        $11,013.10
Nov-98   $10,619.00        $16,212.10       $11,812.10        $11,986.20        $11,048.30
         $10,788.00        $17,145.70       $12,281.00        $12,015.50        $11,093.50
         $10,884.00        $17,862.40       $12,247.50        $12,100.90        $11,136.80
         $10,670.00        $17,307.30       $11,958.40        $11,813.30        $11,172.50
         $10,909.00        $17,999.60       $12,460.50        $11,871.90        $11,220.50
         $11,241.00        $18,696.60       $12,968.20        $11,901.40        $11,262.10
         $11,134.00        $18,255.70       $12,303.20        $11,778.50        $11,304.80
         $11,351.00        $19,268.10       $12,785.70        $11,741.80        $11,346.70
         $11,243.00        $18,667.30       $13,168.70        $11,709.30        $11,394.30
         $11,265.00        $18,574.90       $13,219.70        $11,699.90        $11,437.60
         $11,244.00        $18,066.30       $13,355.80        $11,805.40        $11,487.90
         $11,667.00        $19,209.10       $13,858.90        $11,836.00        $11,532.70
         $12,481.00        $19,599.50       $14,343.30        $11,829.40        $11,578.80
         $13,727.00        $20,753.20       $15,633.40        $11,757.40        $11,632.10
         $13,561.00        $19,710.60       $14,642.80        $11,754.20        $11,677.50
         $15,067.00        $19,337.90       $15,039.80        $11,901.50        $11,730.00
         $14,767.00        $21,228.50       $15,625.70        $12,073.50        $11,788.70
         $14,055.00        $20,590.00       $14,806.20        $12,014.70        $11,848.80
         $13,665.00        $20,168.60       $14,447.50        $12,003.80        $11,912.80
         $14,514.00        $20,665.90       $15,015.90        $12,248.90        $11,964.00
         $14,369.00        $20,343.10       $14,389.30        $12,378.60        $12,019.00
         $15,163.00        $21,606.00       $14,517.20        $12,553.30        $12,081.50
         $14,828.00        $20,465.70       $13,813.20        $12,600.60        $12,147.70
Oct-00   $14,286.00        $20,378.90       $13,489.70        $12,679.60        $12,209.20
         $13,124.00        $18,773.40       $12,986.70        $12,896.40        $12,276.40
         $13,577.00        $18,865.50       $13,451.30        $13,150.90        $12,347.30
         $14,063.00        $19,534.40       $13,445.00        $13,371.50        $12,427.50
         $13,311.00        $17,754.40       $12,438.00        $13,509.50        $12,477.90
         $12,795.00        $16,630.20       $11,614.50        $13,571.50        $12,540.30
         $13,434.00        $17,921.60       $12,429.10        $13,469.70        $12,591.80
         $13,504.00        $18,041.80       $12,000.30        $13,547.20        $12,640.60
         $13,375.00        $17,602.80       $11,514.00        $13,612.20        $12,677.90
         $13,212.00        $17,429.50       $11,305.40        $13,951.40        $12,719.70
         $12,908.00        $16,339.50       $11,021.40        $14,130.50        $12,761.70
         $11,956.00        $15,020.10        $9,907.55        $14,260.50        $12,817.80
         $12,380.00        $15,306.70       $10,160.90        $14,622.40        $12,851.20
         $12,803.00        $16,480.50       $10,536.10        $14,382.40        $12,878.10
         $13,009.00        $16,625.00       $10,598.90        $14,269.00        $12,898.80
         $12,961.00        $16,382.50       $10,036.60        $14,373.90        $12,916.80
         $12,876.00        $16,066.60       $10,107.40        $14,495.90        $12,933.60
         $13,260.00        $16,670.80       $10,659.20        $14,201.80        $12,953.30
         $13,224.00        $15,660.60       $10,736.50        $14,476.90        $12,972.80
         $13,139.00        $15,545.60       $10,882.10        $14,610.50        $12,993.00
         $12,649.00        $14,438.60       $10,453.00        $14,734.70        $13,012.40
         $11,932.00        $13,313.40        $9,421.85        $14,912.20        $13,030.60
         $12,017.00        $13,400.60        $9,402.69        $15,246.50        $13,050.00
2-Sep    $11,453.00        $11,945.50        $8,395.24        $15,574.50        $13,070.80
         $11,795.00        $12,995.90        $8,847.10        $15,425.60        $13,090.70
         $12,210.00        $13,760.10        $9,249.76        $15,434.80        $13,111.10
         $12,030.00        $12,952.10        $8,939.43        $15,843.70        $13,124.70
         $11,943.00        $12,613.50        $8,566.91        $15,843.20        $13,139.20
         $11,869.00        $12,424.00        $8,371.07        $16,125.40        $13,150.60
         $11,831.00        $12,543.40        $8,212.87        $16,104.40        $13,165.30
         $12,387.00        $13,577.00        $9,027.24        $16,276.50        $13,178.50
         $12,993.00        $14,291.60        $9,582.60        $16,739.10        $13,191.50
         $13,095.00        $14,474.30        $9,819.77        $16,672.10        $13,207.90
         $13,181.00        $14,729.60       $10,058.90        $15,973.20        $13,217.00
         $13,578.00        $15,016.30       $10,303.60        $16,078.60        $13,227.30
         $13,621.00        $14,857.30       $10,623.30        $16,587.90        $13,238.50
         $14,093.00        $15,697.30       $11,286.10        $16,377.90        $13,249.00
         $14,379.00        $15,835.30       $11,538.60        $16,421.40        $13,260.00
         $14,722.00        $16,665.10       $12,440.60        $16,583.40        $13,270.00
         $14,860.00        $16,971.00       $12,617.40        $16,734.00        $13,281.30
         $15,023.00        $17,206.80       $12,910.80        $16,938.70        $13,290.10
         $15,059.00        $16,947.30       $12,988.60        $17,094.20        $13,301.10
         $14,595.00        $16,681.60       $12,705.80        $16,569.40        $13,310.70
         $14,745.00        $16,910.10       $12,760.80        $16,484.50        $13,319.60
         $14,958.00        $17,238.70       $13,045.60        $16,552.40        $13,325.80
4-Jul    $14,656.00        $16,668.20       $12,624.00        $16,727.20        $13,338.50

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS IN PRINTED GRAPHIC
Class B (12/1/03-7/31/04)

         FT Moderate        S&P 500 6       MSCI EAFE 6         LB U.S.        U.S. Treasury
         Target Fund                                         Gov't./Credit        Bills 6
                                                                Index 6

3-Dec    $10,000.00        $10,000.00       $10,000.00        $10,000.00        $10,000.00
         $10,189.00        $10,524.00       $10,781.70        $10,098.60        $10,007.50
         $10,284.00        $10,717.20       $10,935.00        $10,190.40        $10,016.10
         $10,389.00        $10,866.10       $11,189.20        $10,315.00        $10,022.70
         $10,410.00        $10,702.20       $11,256.60        $10,409.70        $10,031.00
         $10,088.00        $10,534.50       $11,011.50        $10,090.10        $10,038.20
         $10,184.00        $10,678.70       $11,059.20        $10,038.40        $10,044.90
         $10,327.00        $10,886.20       $11,306.00        $10,079.80        $10,049.60
4-Jul     $9,710.00        $10,526.00       $10,940.60        $10,186.20        $10,059.20

                                                              Annual Report | 21

AVERAGE ANNUAL TOTAL RETURN
-----------------------------------------------
  CLASS C                     7/31/04
-----------------------------------------------
  1-Year                       +9.39%
-----------------------------------------------
  5-Year                       +4.66%
-----------------------------------------------
  Since Inception (12/31/96)   +5.11%
-----------------------------------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS IN PRINTED GRAPHIC
Class C (12/31/96-7/31/04)

         FT Moderate        S&P 500 6       MSCI EAFE 6         LB U.S.        U.S. Treasury
         Target Fund                                         Gov't./Credit        Bills 6
                                                                Index 6

Dec-96   $10,000.00        $10,000.00       $10,000.00        $10,000.00        $10,000.00
         $10,260.00        $10,624.40        $9,652.34        $10,011.90        $10,045.00
         $10,250.00        $10,707.80        $9,812.54        $10,033.00        $10,083.50
         $10,101.00        $10,268.70        $9,850.49         $9,913.76        $10,126.30
         $10,181.00        $10,881.20        $9,905.14        $10,058.70        $10,172.00
         $10,581.00        $11,543.20       $10,552.20        $10,152.60        $10,223.10
         $10,814.00        $12,060.00       $11,136.50        $10,274.50        $10,260.50
         $11,184.00        $13,019.10       $11,318.90        $10,588.80        $10,305.00
         $11,014.00        $12,290.30       $10,475.90        $10,470.00        $10,351.10
         $11,492.00        $12,963.00       $11,065.10        $10,634.50        $10,398.60
         $11,139.00        $12,530.50       $10,217.00        $10,804.90        $10,438.50
         $11,169.00        $13,110.10       $10,115.20        $10,861.80        $10,484.20
         $11,289.00        $13,335.10       $10,205.80        $10,975.80        $10,529.50
         $11,213.00        $13,482.50       $10,674.90        $11,130.50        $10,582.20
         $11,634.00        $14,454.30       $11,362.40        $11,107.90        $10,623.40
         $11,969.00        $15,193.90       $11,714.80        $11,142.10        $10,675.50
         $12,012.00        $15,346.70       $11,810.20        $11,198.10        $10,724.60
         $11,818.00        $15,083.30       $11,755.50        $11,318.50        $10,770.70
         $11,799.00        $15,695.50       $11,847.20        $11,433.60        $10,814.90
         $11,518.00        $15,528.80       $11,969.90        $11,442.70        $10,862.50
         $10,350.00        $13,285.90       $10,489.60        $11,666.30        $10,913.50
         $10,580.00        $14,137.10       $10,170.70        $11,999.90        $10,970.20
         $10,797.00        $15,286.00       $11,233.80        $11,915.20        $11,013.10
Nov-98   $11,025.00        $16,212.10       $11,812.10        $11,986.20        $11,048.30
         $11,202.00        $17,145.70       $12,281.00        $12,015.50        $11,093.50
         $11,292.00        $17,862.40       $12,247.50        $12,100.90        $11,136.80
         $11,067.00        $17,307.30       $11,958.40        $11,813.30        $11,172.50
         $11,303.00        $17,999.60       $12,460.50        $11,871.90        $11,220.50
         $11,640.00        $18,696.60       $12,968.20        $11,901.40        $11,262.10
         $11,517.00        $18,255.70       $12,303.20        $11,778.50        $11,304.80
         $11,733.00        $19,268.10       $12,785.70        $11,741.80        $11,346.70
         $11,620.00        $18,667.30       $13,168.70        $11,709.30        $11,394.30
         $11,631.00        $18,574.90       $13,219.70        $11,699.90        $11,437.60
         $11,609.00        $18,066.30       $13,355.80        $11,805.40        $11,487.90
         $12,040.00        $19,209.10       $13,858.90        $11,836.00        $11,532.70
         $12,867.00        $19,599.50       $14,343.30        $11,829.40        $11,578.80
         $14,148.00        $20,753.20       $15,633.40        $11,757.40        $11,632.10
         $13,963.00        $19,710.60       $14,642.80        $11,754.20        $11,677.50
         $15,499.00        $19,337.90       $15,039.80        $11,901.50        $11,730.00
         $15,192.00        $21,228.50       $15,625.70        $12,073.50        $11,788.70
         $14,451.00        $20,590.00       $14,806.20        $12,014.70        $11,848.80
         $14,033.00        $20,168.60       $14,447.50        $12,003.80        $11,912.80
         $14,913.00        $20,665.90       $15,015.90        $12,248.90        $11,964.00
         $14,738.00        $20,343.10       $14,389.30        $12,378.60        $12,019.00
         $15,553.00        $21,606.00       $14,517.20        $12,553.30        $12,081.50
         $15,199.00        $20,465.70       $13,813.20        $12,600.60        $12,147.70
Oct-00   $14,626.00        $20,378.90       $13,489.70        $12,679.60        $12,209.20
         $13,431.00        $18,773.40       $12,986.70        $12,896.40        $12,276.40
         $13,889.00        $18,865.50       $13,451.30        $13,150.90        $12,347.30
         $14,380.00        $19,534.40       $13,445.00        $13,371.50        $12,427.50
         $13,601.00        $17,754.40       $12,438.00        $13,509.50        $12,477.90
         $13,064.00        $16,630.20       $11,614.50        $13,571.50        $12,540.30
         $13,713.00        $17,921.60       $12,429.10        $13,469.70        $12,591.80
         $13,773.00        $18,041.80       $12,000.30        $13,547.20        $12,640.60
         $13,627.00        $17,602.80       $11,514.00        $13,612.20        $12,677.90
         $13,458.00        $17,429.50       $11,305.40        $13,951.40        $12,719.70
         $13,145.00        $16,339.50       $11,021.40        $14,130.50        $12,761.70
         $12,162.00        $15,020.10        $9,907.55        $14,260.50        $12,817.80
         $12,586.00        $15,306.70       $10,160.90        $14,622.40        $12,851.20
         $12,999.00        $16,480.50       $10,536.10        $14,382.40        $12,878.10
         $13,203.00        $16,625.00       $10,598.90        $14,269.00        $12,898.80
         $13,140.00        $16,382.50       $10,036.60        $14,373.90        $12,916.80
         $13,054.00        $16,066.60       $10,107.40        $14,495.90        $12,933.60
         $13,446.00        $16,670.80       $10,659.20        $14,201.80        $12,953.30
         $13,396.00        $15,660.60       $10,736.50        $14,476.90        $12,972.80
         $13,297.00        $15,545.60       $10,882.10        $14,610.50        $12,993.00
         $12,793.00        $14,438.60       $10,453.00        $14,734.70        $13,012.40
         $12,071.00        $13,313.40        $9,421.85        $14,912.20        $13,030.60
         $12,133.00        $13,400.60        $9,402.69        $15,246.50        $13,050.00
2-Sep    $11,569.00        $11,945.50        $8,395.24        $15,574.50        $13,070.80
         $11,894.00        $12,995.90        $8,847.10        $15,425.60        $13,090.70
         $12,319.00        $13,760.10        $9,249.76        $15,434.80        $13,111.10
         $12,120.00        $12,952.10        $8,939.43        $15,843.70        $13,124.70
         $12,019.00        $12,613.50        $8,566.91        $15,843.20        $13,139.20
         $11,943.00        $12,424.00        $8,371.07        $16,125.40        $13,150.60
         $11,900.00        $12,543.40        $8,212.87        $16,104.40        $13,165.30
         $12,442.00        $13,577.00        $9,027.24        $16,276.50        $13,178.50
         $13,047.00        $14,291.60        $9,582.60        $16,739.10        $13,191.50
         $13,142.00        $14,474.30        $9,819.77        $16,672.10        $13,207.90
         $13,217.00        $14,729.60       $10,058.90        $15,973.20        $13,217.00
         $13,608.00        $15,016.30       $10,303.60        $16,078.60        $13,227.30
         $13,654.00        $14,857.30       $10,623.30        $16,587.90        $13,238.50
         $14,109.00        $15,697.30       $11,286.10        $16,377.90        $13,249.00
         $14,387.00        $15,835.30       $11,538.60        $16,421.40        $13,260.00
         $14,728.00        $16,665.10       $12,440.60        $16,583.40        $13,270.00
         $14,855.00        $16,971.00       $12,617.40        $16,734.00        $13,281.30
         $15,007.00        $17,206.80       $12,910.80        $16,938.70        $13,290.10
         $15,026.00        $16,947.30       $12,988.60        $17,094.20        $13,301.10
         $14,568.00        $16,681.60       $12,705.80        $16,569.40        $13,310.70
         $14,695.00        $16,910.10       $12,760.80        $16,484.50        $13,319.60
         $14,909.00        $17,238.70       $13,045.60        $16,552.40        $13,325.80
4-Jul    $14,591.00        $16,668.20       $12,624.00        $16,727.20        $13,338.50

AVERAGE ANNUAL TOTAL RETURN
-----------------------------------------------
  CLASS R                     7/31/04
-----------------------------------------------
  1-Year                       +9.95%
-----------------------------------------------
  Since Inception (1/1/02)     +4.47%
-----------------------------------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS IN PRINTED GRAPHIC
Class R (1/1/02-7/31/04)

         FT Moderate        S&P 500 6       MSCI EAFE 6         LB U.S.        U.S. Treasury
         Target Fund                                         Gov't./Credit        Bills 6
                                                                Index 6

2-Jan    $10,000.00        $10,000.00       $10,000.00        $10,000.00        $10,000.00
          $9,954.00         $9,854.15        $9,469.41        $10,073.50        $10,014.00
          $9,889.06         $9,664.10        $9,536.29        $10,159.00        $10,027.00
         $10,181.80        $10,027.50       $10,056.90         $9,952.88        $10,042.30
2-Apr    $10,153.80         $9,419.89       $10,129.80        $10,145.70        $10,057.40
         $10,088.90         $9,350.73       $10,267.20        $10,239.30        $10,073.00
          $9,703.23         $8,684.86        $9,862.30        $10,326.40        $10,088.10
          $9,161.72         $8,008.08        $8,889.44        $10,450.80        $10,102.30
2-Aug     $9,217.67         $8,060.52        $8,871.37        $10,685.10        $10,117.30
          $8,787.06         $7,185.28        $7,920.84        $10,914.90        $10,133.30
          $9,039.83         $7,817.10        $8,347.17        $10,810.60        $10,148.80
          $9,359.54         $8,276.76        $8,727.07        $10,817.00        $10,164.60
2-Dec     $9,211.67         $7,790.77        $8,434.28        $11,103.60        $10,175.20
          $9,145.73         $7,587.07        $8,082.81        $11,103.20        $10,186.40
          $9,088.78         $7,473.06        $7,898.04        $11,301.00        $10,195.20
          $9,065.80         $7,544.88        $7,748.78        $11,286.30        $10,206.60
3-Apr     $9,483.43         $8,166.64        $8,517.13        $11,406.90        $10,216.80
          $9,948.01         $8,596.48        $9,041.11        $11,731.10        $10,227.00
         $10,020.90         $8,706.32        $9,264.88        $11,684.10        $10,239.70
         $10,087.90         $8,859.89        $9,490.53        $11,194.30        $10,246.70
3-Aug    $10,382.60         $9,032.35        $9,721.37        $11,268.20        $10,254.70
         $10,419.60         $8,936.71       $10,023.00        $11,625.10        $10,263.40
         $10,772.30         $9,442.00       $10,648.30        $11,478.00        $10,271.50
         $10,991.10         $9,524.98       $10,886.60        $11,508.40        $10,280.10
3-Dec    $11,255.80        $10,024.10       $11,737.60        $11,622.00        $10,287.80
         $11,360.70        $10,208.10       $11,904.50        $11,727.50        $10,296.60
         $11,476.60        $10,350.00       $12,181.30        $11,871.00        $10,303.40
         $11,499.60        $10,193.80       $12,254.60        $11,979.90        $10,311.90
4-Apr    $11,152.90        $10,034.10       $11,987.80        $11,612.10        $10,319.40
         $11,258.80        $10,171.50       $12,039.70        $11,552.70        $10,326.30
         $11,423.70        $10,369.10       $12,308.40        $11,600.20        $10,331.10
4-Jul    $11,192.00        $10,026.00       $11,910.60        $11,722.80        $10,340.90


22 | Annual Report

ENDNOTES

THE FUND IS NON-DIVERSIFIED BECAUSE IT INVESTS IN SECURITIES OF A LIMITED NUMBER OF MUTUAL FUNDS. BECAUSE IT INVESTS IN UNDERLYING FUNDS, WHICH MAY ENGAGE IN A VARIETY OF INVESTMENT STRATEGIES INVOLVING CERTAIN RISKS, THE FUND MAY BE SUBJECT TO THESE SAME RISKS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B:  These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Aggregate total return represents the change in value of an investment since inception, and includes the sales charge. Since Class B shares have existed for less than one year, average annual total returns are not provided.
6. Source: Standard & Poor's Micropal. See page 15 for descriptions of the
S&P 500, MSCI EAFE Index and Lehman Brothers U.S. Government/Credit Index.
The value of Treasuries, if held to maturity, is fixed; principal is guaranteed and interest is fixed.

                                                              Annual Report | 23

Your Fund's Expenses

FRANKLIN TEMPLETON MODERATE TARGET FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.  Divide your account value by $1,000.
    IF AN ACCOUNT HAD A TOTAL ASSET VALUE OF $8,600, THEN $8,600 / $1,000 = 8.6.
2. Multiply the result by the number under the heading "Expenses Paid During Period." IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimate for expenses paid this period was $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.



24 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

---------------------------------------------------------------------------------------------------------------------------
                                            BEGINNING ACCOUNT    ENDING ACCOUNT    EXPENSES PAID DURING
  CLASS A                                     VALUE 1/31/04       VALUE 7/31/04   PERIOD* 1/31/04-7/31/04
---------------------------------------------------------------------------------------------------------------------------
  Actual                                         $1,000             $  986.20             $4.20
---------------------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)       $1,000             $1,020.64             $4.27
---------------------------------------------------------------------------------------------------------------------------
  CLASS B
---------------------------------------------------------------------------------------------------------------------------
  Actual                                         $1,000             $  983.90             $7.89
---------------------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)       $1,000             $1,016.91             $8.02
---------------------------------------------------------------------------------------------------------------------------
  CLASS C
---------------------------------------------------------------------------------------------------------------------------
  Actual                                         $1,000             $  982.20             $7.93
---------------------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)       $1,000             $1,016.86             $8.07
---------------------------------------------------------------------------------------------------------------------------
  CLASS R
---------------------------------------------------------------------------------------------------------------------------
  Actual                                         $1,000             $  985.20             $5.43
---------------------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)       $1,000             $1,019.39             $5.52

*Expenses are equal to the annualized expense ratio for each class (A: 0.85%; B: 1.60%; C: 1.61%; and R: 1.10%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

                                                             Annual Report | 25

Franklin Templeton
Growth Target Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Templeton Growth Target Fund seeks the highest level of long-term total return consistent with a higher level of risk.

--------------------------------------------------------------------------------
  PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Franklin Templeton Growth Target Fund's annual report for the fiscal year ended July 31, 2004.

PERFORMANCE OVERVIEW

Franklin Templeton Growth Target Fund - Class A posted a +14.04% cumulative total return for the fiscal year ended July 31, 2004. The Fund outperformed its hybrid benchmark, which comprised a weighted combination of the Standard & Poor's 500 Composite Index (S&P 500) and the Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index for equities, the Lehman Brothers U.S. Government/Credit Index for fixed income, and the P&R 90 Day T-Bill for short-term investments and other net assets. For the reporting period, the benchmark returned 12.30%. 1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 30.

ECONOMIC AND MARKET OVERVIEW

During the 12 months ended July 31, 2004, the U.S. economy remained strong. One-year gross domestic product (GDP) rose an estimated 4.7% through June. Major contributors to growth included inventory investment, equipment and software spending, and federal government spending. Despite solid export growth and a

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS IN PRINTED GRAPHIC

Asset Allocation
Franklin Templeton Growth Target Fund
Based on Total Net Assets as of 7/31/04

Primarily Domestic Equity                 55.9%
Primarily Foreign Equity                  23.9%
Primarily Domestic Fixed Income           10.6%
Primarily Foreign Fixed Income             4.7%
Short-Term Investments & Other Net Assets  4.9%



1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The MSCI EAFE Index is market capitalization weighted and measures total returns of equity securities in developed markets in Europe, Australasia and the Far East. The Lehman Brothers U.S. Government/Credit Index includes U.S. Treasury or Agency issued securities and publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements. These include public obligations of the U.S. Treasury with remaining maturity of one year or more and publicly issued debt of U.S. governmental agencies, quasi-federal corporations, and corporate or foreign debt. The credit portion includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility, and finance, which includes both U.S. and non-U.S. corporations. The non-corporate sectors are sovereign, supranational, foreign agency, and foreign local government. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and non-convertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced quarterly by market capitalization. The P&R 90 Day T-Bill is a total return index based on a constant maturity instrument. Payden & Rygel includes both accrued interest and change in market price in its monthly total return calculations. The benchmark index's weightings are as follows: S&P 500 45%, MSCI EAFE 20%, Lehman Brothers U.S. Government/Credit Index 25% and P&R 90 Day T-Bill 10%. The indexes are unmanaged and include reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 51.

26 | Annual Report
resilient housing market, annualized second quarter 2004 GDP grew an estimated 2.8%, which was less than expected, due largely to the weakest consumer spending growth in three years. Approximately 70% of GDP stemmed from consumer activity, which slowed as personal liquidity from tax cuts and low interest-rate incentives faded. Business investment and corporate profits rose and contributed to overall economic growth.

Labor market conditions improved during the reporting period. More than one-half of the jobs lost during the recession and weak economic expansion have been recovered. The economy created 1.5 million jobs since summer 2003. In addition, the unemployment rate fell from 6.2% in July 2003 to 5.5% at period-end.2 Services created the most jobs led by leisure and hospitality, education and health, and business and professional services.

In light of positive economic developments, consumer inflation remained modest but picked up speed in 2004. Excluding the volatile food and energy categories, consumer prices increased 1.8% for the 12 months ended July 31, 2004. Consequently, for the first time in more than four years, the Federal Reserve Board (Fed) raised the federal funds target rate on June 30, 2004, by a quarter-point to 1.25%. Because Fed policymakers expect inflation to remain relatively low, they believe they can raise interest rates at a measured pace. Nonetheless, the Fed said it will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability.

Domestic equity markets sustained a rally through year-end 2003, then flattened before falling into negative territory through July 2004. Despite continued signs of enhanced corporate fundamentals, investors appeared cautious due to geopolitical uncertainty, soaring oil prices and rising interest rates. The S&P 500 rose 13.16% for the 12 months under review, while the technology-heavy NASDAQ Composite Index gained 9.33%.3 As economic data improved, some interest rates rose from their lows at the beginning of the reporting period but eased toward period-end. The 10-Year Treasury note yielded 4.49% at the beginning of the period, reached a peak of 4.89% on June 14, 2004, then declined to 4.50% on July 31, 2004.

Elsewhere around the globe, exports, employment and manufacturing data suggested that the global economy expanded in the first half of 2004, albeit possibly at a slower pace than in 2003. Chinese authorities implemented measures to cool their booming economy. Export-oriented economies in Asia, Europe and Latin America that had benefited from China's dramatic growth felt the slowdown's ripple effect. Counteracting China's slowdown, domestic demand increased in countries such as

2. Source: Bureau of Labor Statistics.
3. Source: Standard & Poor's Micropal. Please see footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all domestic and international common stocks listed on The NASDAQ Stock Market. The index is market value-weighted and includes over 3,000 companies.

                                                              Annual Report | 27

TOP 10 FUND HOLDINGS*
Franklin Templeton Growth Target Fund
7/31/04
----------------------------------------------------
                                         % OF TOTAL
                                         NET ASSETS
----------------------------------------------------
  Franklin Small Cap Growth Fund II
  - Advisor Class                              19.9%
----------------------------------------------------
  Franklin Capital Growth Fund
  - Advisor Class                              15.9%
----------------------------------------------------
  Mutual Shares Fund - Class Z                 12.5%
----------------------------------------------------
  Mutual European Fund - Class Z               11.5%
----------------------------------------------------
  Templeton Foreign Fund - Advisor Class        8.4%
----------------------------------------------------
  Franklin Strategic Mortgage Portfolio         6.2%
----------------------------------------------------
  Templeton Global Bond Fund
  - Advisor Class                               4.7%
----------------------------------------------------
  Franklin Real Estate Securities Fund
  - Advisor Class                               4.4%
----------------------------------------------------
  Franklin Gold and Precious Metals Fund
  - Advisor Class                               4.1%
----------------------------------------------------
  Franklin Natural Resources Fund
  - Advisor Class                               3.1%
----------------------------------------------------

*Excludes short-term investments and other net assets.


Japan and France, and there was some indication that this could soon be the case in Italy and Germany. Improving Europe's consumer demand was relevant to economic growth because consumer spending accounted for about two-thirds of the euro zone's $8.5 trillion economy. 4

In early 2004, investors extended the rally in global equity markets that had begun in March 2003. Adequate liquidity, reasonably solid economic growth and higher corporate earnings remained pillars for the extended rally. However, investor focus shifted to potential problem areas of inflation, terrorism, China's slowing economy and rising global interest rates. These factors hindered global equity market performance in the second quarter. For the year ended July 31, 2004, the MSCI World Index rose 18.33%. 5

INVESTMENT STRATEGY

Whenever possible, we attempt to hold the same underlying Franklin Templeton funds in each Target Fund's portfolio. We generally diversify the Target Funds' broad equity allocations across investment styles, market capitalization sizes and countries of origin. Maintaining similarity of the underlying Franklin Templeton fund investments across the Allocator Series increased the consistency of the Target Funds' results relative to each other. For your reference, Franklin Templeton Growth Target Fund seeks to maintain the following asset class allocations: 80% equity, 15% fixed income, and 5% short-term investments and other net assets.

MANAGER'S DISCUSSION

The Fund's performance can be attributed largely to maintaining a static allocation among equities, fixed income securities, and short-term investments and other net assets, and by the actual performance of the selected underlying funds.

At period-end, Franklin Templeton Growth Target Fund's domestic equity exposure was 70.1% of its total equity weighting, with the balance represented by foreign equity. The portfolio was diversified across capitalization sizes and investment styles, and on July 31, 2004, we held shares in large-, mid- and small-capitalization equity funds, representing both growth and value styles. Franklin Small Cap Growth Fund II - Advisor Class, representing 19.9% of the Fund's total net assets, was our largest equity fund weighting at period-end. On the fixed income side, domestic exposure was 69.2% of the Fund's total fixed income weighting, with the balance

4. Sources: afxnews.com, "ECB's Issing says euro zone recovery needs rebound in consumer spending," 4/23/04; en.icxo.com, "Sweden Riksbank to Lift Interest Rates," 6/21/04.
5. Source: Standard & Poor's Micropal. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.

28 | Annual Report
represented by foreign fixed income. Franklin Strategic Mortgage Portfolio was our largest fixed income fund weighting at 6.2% of total net assets.

Our largest domestic growth fund holding, Franklin Small Cap Growth Fund II - Advisor Class, outperformed the S&P 500, as did our largest domestic value fund holding, Mutual Shares Fund - Class Z. On the fixed income side, Templeton Global Bond Fund - Advisor Class outperformed the Lehman Brothers U.S. Government/ Credit Index, and Franklin Strategic Income Fund - Advisor Class posted strong relative results, largely due to its greater weighting of high yield securities versus the Lehman Brothers index. However, some funds with higher quality securities, such as Franklin Strategic Mortgage Portfolio, underperformed the Lehman Brothers index during the period.

Thank you for your continued participation in Franklin Templeton Growth Target Fund. We look forward to serving your future investment needs.

/S/ T. Anthony Coffe
T. Anthony Coffey, CFA
Portfolio Manager
Franklin Templeton Growth Target Fund

[PHOTO OMITTED]
T. Anthony Coffey, PIC

THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JULY 31, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

                                                              Annual Report | 29

Performance Summary as of 7/31/04

FRANKLIN TEMPLETON GROWTH TARGET FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

---------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           7/31/04          7/31/03
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$1.37            $11.83           $10.46
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (8/1/03-7/31/04)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.0983
---------------------------------------------------------------------------------------------------
  CLASS B                                               CHANGE           7/31/04          12/1/03
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.05            $11.75           $11.80
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (12/1/03-7/31/04)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.1156
---------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           7/31/04          7/31/03
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$1.34            $11.72           $10.38
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (8/1/03-7/31/04)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.2840
---------------------------------------------------------------------------------------------------
  CLASS R                                               CHANGE           7/31/04          7/31/03
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$1.36            $11.76           $10.40
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (8/1/03-7/31/04)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.0839
---------------------------------------------------------------------------------------------------

30 | Annual Report

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL AND AGGREGATE TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

---------------------------------------------------------------------------------------------------------------------------
  CLASS A                                                1-YEAR            5-YEAR      INCEPTION (12/31/96)
---------------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                             +14.04%           +22.42%          +47.92%
---------------------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                          +7.47%            +2.91%           +4.48%
---------------------------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                         $10,747           $11,540          $13,941
---------------------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (6/30/04) 4                    +13.37%            +3.31%           +4.97%
---------------------------------------------------------------------------------------------------------------------------
  CLASS B                                                                              INCEPTION (12/1/03)
---------------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                                                                +0.56%
---------------------------------------------------------------------------------------------------------------------------
  Aggregate Total Return 5                                                                 -3.43%
---------------------------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                                                            $9,657
---------------------------------------------------------------------------------------------------------------------------
  Aggregate Total Return (6/30/04) 4, 5                                                    -0.11%
---------------------------------------------------------------------------------------------------------------------------
  CLASS C                                               1-YEAR            5-YEAR       INCEPTION (12/31/96)
---------------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                            +13.18%           +18.03%          +40.06%
---------------------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                        +12.18%            +3.37%           +4.54%
---------------------------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                        $11,218           $11,803          $14,006
---------------------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (6/30/04) 4                   +18.27%            +3.77%           +5.04%
---------------------------------------------------------------------------------------------------------------------------
  CLASS R                                                                 1-YEAR       INCEPTION (1/1/02)
---------------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                                              +13.89%           +9.43%
---------------------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                                          +12.89%           +3.56%
---------------------------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                                          $11,289          $10,943
---------------------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (6/30/04) 4                                     +18.99%           +5.02%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

                                                              Annual Report | 31

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income and distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
  CLASS A                     7/31/04
-------------------------------------
  1-Year                       +7.47%
-------------------------------------
  5-Year                       +2.91%
-------------------------------------
  Since Inception (12/31/96)   +4.48%
-------------------------------------


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS IN PRINTED GRAPHIC
Class A (12/31/96-7/31/04)

         FT Growth Target   S&P 500 6       MSCI EAFE 6                 LB U.S.            U.S. Treasury Bills 6
         Fund                                                    Gov't./Credit Index 6
Dec-96   $9,425.00         $10,000.00       $10,000.00                $10,000.00               $10,000.00
         $9,774.00         $10,624.40       $9,652.34                 $10,011.90               $10,045.00
         $9,708.00         $10,707.80       $9,812.54                 $10,033.00               $10,083.50
         $9,510.00         $10,268.70       $9,850.49                 $9,913.76                $10,126.30
         $9,585.00         $10,881.20       $9,905.14                 $10,058.70               $10,172.00
         $10,047.00        $11,543.20       $10,552.20                $10,152.60               $10,223.10
         $10,311.00        $12,060.00       $11,136.50                $10,274.50               $10,260.50
         $10,679.00        $13,019.10       $11,318.90                $10,588.80               $10,305.00
         $10,490.00        $12,290.30       $10,475.90                $10,470.00               $10,351.10
         $11,037.00        $12,963.00       $11,065.10                $10,634.50               $10,398.60
         $10,564.00        $12,530.50       $10,217.00                $10,804.90               $10,438.50
         $10,573.00        $13,110.10       $10,115.20                $10,861.80               $10,484.20
         $10,655.00        $13,335.10       $10,205.80                $10,975.80               $10,529.50
         $10,616.00        $13,482.50       $10,674.90                $11,130.50               $10,582.20
         $11,107.00        $14,454.30       $11,362.40                $11,107.90               $10,623.40
         $11,490.00        $15,193.90       $11,714.80                $11,142.10               $10,675.50
         $11,559.00        $15,346.70       $11,810.20                $11,198.10               $10,724.60
         $11,294.00        $15,083.30       $11,755.50                $11,318.50               $10,770.70
         $11,264.00        $15,695.50       $11,847.20                $11,433.60               $10,814.90
         $10,960.00        $15,528.80       $11,969.90                $11,442.70               $10,862.50
         $9,614.00         $13,285.90       $10,489.60                $11,666.30               $10,913.50
         $9,848.00         $14,137.10       $10,170.70                $11,999.90               $10,970.20
         $10,134.00        $15,286.00       $11,233.80                $11,915.20               $11,013.10
Nov-98   $10,420.00        $16,212.10       $11,812.10                $11,986.20               $11,048.30
         $10,643.00        $17,145.70       $12,281.00                $12,015.50               $11,093.50
         $10,809.00        $17,862.40       $12,247.50                $12,100.90               $11,136.80
         $10,581.00        $17,307.30       $11,958.40                $11,813.30               $11,172.50
         $10,892.00        $17,999.60       $12,460.50                $11,871.90               $11,220.50
         $11,326.00        $18,696.60       $12,968.20                $11,901.40               $11,262.10
         $11,192.00        $18,255.70       $12,303.20                $11,778.50               $11,304.80
         $11,523.00        $19,268.10       $12,785.70                $11,741.80               $11,346.70
         $11,388.00        $18,667.30       $13,168.70                $11,709.30               $11,394.30
         $11,450.00        $18,574.90       $13,219.70                $11,699.90               $11,437.60
         $11,444.00        $18,066.30       $13,355.80                $11,805.40               $11,487.90
         $12,049.00        $19,209.10       $13,858.90                $11,836.00               $11,532.70
         $13,133.00        $19,599.50       $14,343.30                $11,829.40               $11,578.80
         $15,025.00        $20,753.20       $15,633.40                $11,757.40               $11,632.10
         $14,776.00        $19,710.60       $14,642.80                $11,754.20               $11,677.50
         $17,097.00        $19,337.90       $15,039.80                $11,901.50               $11,730.00
         $16,606.00        $21,228.50       $15,625.70                $12,073.50               $11,788.70
         $15,488.00        $20,590.00       $14,806.20                $12,014.70               $11,848.80
         $14,869.00        $20,168.60       $14,447.50                $12,003.80               $11,912.80
         $16,093.00        $20,665.90       $15,015.90                $12,248.90               $11,964.00
         $15,778.00        $20,343.10       $14,389.30                $12,378.60               $12,019.00
         $17,018.00        $21,606.00       $14,517.20                $12,553.30               $12,081.50
         $16,472.00        $20,465.70       $13,813.20                $12,600.60               $12,147.70
Oct-00   $15,607.00        $20,378.90       $13,489.70                $12,679.60               $12,209.20
         $13,725.00        $18,773.40       $12,986.70                $12,896.40               $12,276.40
         $14,254.00        $18,865.50       $13,451.30                $13,150.90               $12,347.30
         $14,905.00        $19,534.40       $13,445.00                $13,371.50               $12,427.50
         $13,558.00        $17,754.40       $12,438.00                $13,509.50               $12,477.90
         $12,750.00        $16,630.20       $11,614.50                $13,571.50               $12,540.30
         $13,637.00        $17,921.60       $12,429.10                $13,469.70               $12,591.80
         $13,681.00        $18,041.80       $12,000.30                $13,547.20               $12,640.60
         $13,432.00        $17,602.80       $11,514.00                $13,612.20               $12,677.90
         $13,105.00        $17,429.50       $11,305.40                $13,951.40               $12,719.70
         $12,576.00        $16,339.50       $11,021.40                $14,130.50               $12,761.70
         $11,214.00        $15,020.10       $9,907.55                 $14,260.50               $12,817.80
         $11,756.00        $15,306.70       $10,160.90                $14,622.40               $12,851.20
         $12,343.00        $16,480.50       $10,536.10                $14,382.40               $12,878.10
         $12,639.00        $16,625.00       $10,598.90                $14,269.00               $12,898.80
         $12,523.00        $16,382.50       $10,036.60                $14,373.90               $12,916.80
         $12,350.00        $16,066.60       $10,107.40                $14,495.90               $12,933.60
         $12,928.00        $16,670.80       $10,659.20                $14,201.80               $12,953.30
         $12,743.00        $15,660.60       $10,736.50                $14,476.90               $12,972.80
         $12,604.00        $15,545.60       $10,882.10                $14,610.50               $12,993.00
         $11,933.00        $14,438.60       $10,453.00                $14,734.70               $13,012.40
         $10,951.00        $13,313.40       $9,421.85                 $14,912.20               $13,030.60
         $10,985.00        $13,400.60       $9,402.69                 $15,246.50               $13,050.00
2-Sep    $10,199.00        $11,945.50       $8,395.24                 $15,574.50               $13,070.80
         $10,627.00        $12,995.90       $8,847.10                 $15,425.60               $13,090.70
         $11,147.00        $13,760.10       $9,249.76                 $15,434.80               $13,111.10
         $10,787.00        $12,952.10       $8,939.43                 $15,843.70               $13,124.70
         $10,635.00        $12,613.50       $8,566.91                 $15,843.20               $13,139.20
         $10,495.00        $12,424.00       $8,371.07                 $16,125.40               $13,150.60
         $10,460.00        $12,543.40       $8,212.87                 $16,104.40               $13,165.30
         $11,126.00        $13,577.00       $9,027.24                 $16,276.50               $13,178.50
         $11,839.00        $14,291.60       $9,582.60                 $16,739.10               $13,191.50
         $11,968.00        $14,474.30       $9,819.77                 $16,672.10               $13,207.90
         $12,225.00        $14,729.60       $10,058.90                $15,973.20               $13,217.00
         $12,727.00        $15,016.30       $10,303.60                $16,078.60               $13,227.30
         $12,657.00        $14,857.30       $10,623.30                $16,587.90               $13,238.50
         $13,323.00        $15,697.30       $11,286.10                $16,377.90               $13,249.00
         $13,686.00        $15,835.30       $11,538.60                $16,421.40               $13,260.00
         $14,036.00        $16,665.10       $12,440.60                $16,583.40               $13,270.00
         $14,212.00        $16,971.00       $12,617.40                $16,734.00               $13,281.30
         $14,389.00        $17,206.80       $12,910.80                $16,938.70               $13,290.10
         $14,413.00        $16,947.30       $12,988.60                $17,094.20               $13,301.10
         $13,906.00        $16,681.60       $12,705.80                $16,569.40               $13,310.70
         $14,095.00        $16,910.10       $12,760.80                $16,484.50               $13,319.60
         $14,389.00        $17,238.70       $13,045.60                $16,552.40               $13,325.80
4-Jul    $13,941.00        $16,668.20       $12,624.00                $16,727.20               $13,338.50

AGGREGATE TOTAL RETURN 5
-------------------------------------
  CLASS B                     7/31/04
-------------------------------------
  Since Inception (12/1/03)    -3.43%
-------------------------------------


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS IN PRINTED GRAPHIC
Class B (12/1/03-7/31/04)

         FT Growth Target    S&P 500 6          MSCI EAFE 6           LB U.S.           U.S. Treasury Bills 6
         Fund                                                  Gov't./Credit Index 6
3-Dec    $10,000.00          $10,000.00         $10,000.00           $10,000.00             $10,000.00
         $10,175.00          $10,524.00         $10,781.70           $10,098.60             $10,007.50
         $10,295.00          $10,717.20         $10,935.00           $10,190.40             $10,016.10
         $10,415.00          $10,866.10         $11,189.20           $10,315.00             $10,022.70
         $10,424.00          $10,702.20         $11,256.60           $10,409.70             $10,031.00
         $10,047.00          $10,534.50         $11,011.50           $10,090.10             $10,038.20
         $10,184.00          $10,678.70         $11,059.20           $10,038.40             $10,044.90
         $10,389.00          $10,886.20         $11,306.00           $10,079.80             $10,049.60
4-Jul    $9,657.00           $10,526.00         $10,940.60           $10,186.20             $10,059.20

32 | Annual Report

AVERAGE ANNUAL TOTAL RETURN
-------------------------------------
  CLASS C                     7/31/04
-------------------------------------
  1-Year                      +12.18%
-------------------------------------
  5-Year                       +3.37%
-------------------------------------
  Since Inception (12/31/96)   +4.54%
-------------------------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS IN PRINTED GRAPHIC
Class C (12/31/96-7/31/04)

         FT Growth Target     S&P 500 6           MSCI EAFE 6            LB U.S.           U.S. Treasury Bills 6
         Fund                                                     Gov't./Credit Index 6
Dec-96   $10,000.00           $10,000.00          $10,000.00           $10,000.00           $10,000.00
         $10,360.00           $10,624.40          $9,652.34            $10,011.90           $10,045.00
         $10,290.00           $10,707.80          $9,812.54            $10,033.00           $10,083.50
         $10,090.00           $10,268.70          $9,850.49            $9,913.76            $10,126.30
         $10,170.00           $10,881.20          $9,905.14            $10,058.70           $10,172.00
         $10,650.00           $11,543.20          $10,552.20           $10,152.60           $10,223.10
         $10,910.00           $12,060.00          $11,136.50           $10,274.50           $10,260.50
         $11,300.00           $13,019.10          $11,318.90           $10,588.80           $10,305.00
         $11,090.00           $12,290.30          $10,475.90           $10,470.00           $10,351.10
         $11,664.00           $12,963.00          $11,065.10           $10,634.50           $10,398.60
         $11,163.00           $12,530.50          $10,217.00           $10,804.90           $10,438.50
         $11,173.00           $13,110.10          $10,115.20           $10,861.80           $10,484.20
         $11,237.00           $13,335.10          $10,205.80           $10,975.80           $10,529.50
         $11,196.00           $13,482.50          $10,674.90           $11,130.50           $10,582.20
         $11,705.00           $14,454.30          $11,362.40           $11,107.90           $10,623.40
         $12,099.00           $15,193.90          $11,714.80           $11,142.10           $10,675.50
         $12,162.00           $15,346.70          $11,810.20           $11,198.10           $10,724.60
         $11,871.00           $15,083.30          $11,755.50           $11,318.50           $10,770.70
         $11,840.00           $15,695.50          $11,847.20           $11,433.60           $10,814.90
         $11,507.00           $15,528.80          $11,969.90           $11,442.70           $10,862.50
         $10,085.00           $13,285.90          $10,489.60           $11,666.30           $10,913.50
         $10,338.00           $14,137.10          $10,170.70           $11,999.90           $10,970.20
         $10,629.00           $15,286.00          $11,233.80           $11,915.20           $11,013.10
Nov-98   $10,920.00           $16,212.10          $11,812.10           $11,986.20           $11,048.30
         $11,149.00           $17,145.70          $12,281.00           $12,015.50           $11,093.50
         $11,312.00           $17,862.40          $12,247.50           $12,100.90           $11,136.80
         $11,073.00           $17,307.30          $11,958.40           $11,813.30           $11,172.50
         $11,378.00           $17,999.60          $12,460.50           $11,871.90           $11,220.50
         $11,834.00           $18,696.60          $12,968.20           $11,901.40           $11,262.10
         $11,682.00           $18,255.70          $12,303.20           $11,778.50           $11,304.80
         $12,019.00           $19,268.10          $12,785.70           $11,741.80           $11,346.70
         $11,867.00           $18,667.30          $13,168.70           $11,709.30           $11,394.30
         $11,932.00           $18,574.90          $13,219.70           $11,699.90           $11,437.60
         $11,917.00           $18,066.30          $13,355.80           $11,805.40           $11,487.90
         $12,538.00           $19,209.10          $13,858.90           $11,836.00           $11,532.70
         $13,660.00           $19,599.50          $14,343.30           $11,829.40           $11,578.80
         $15,616.00           $20,753.20          $15,633.40           $11,757.40           $11,632.10
         $15,356.00           $19,710.60          $14,642.80           $11,754.20           $11,677.50
         $17,755.00           $19,337.90          $15,039.80           $11,901.50           $11,730.00
         $17,225.00           $21,228.50          $15,625.70           $12,073.50           $11,788.70
         $16,060.00           $20,590.00          $14,806.20           $12,014.70           $11,848.80
         $15,403.00           $20,168.60          $14,447.50           $12,003.80           $11,912.80
         $16,672.00           $20,665.90          $15,015.90           $12,248.90           $11,964.00
         $16,333.00           $20,343.10          $14,389.30           $12,378.60           $12,019.00
         $17,612.00           $21,606.00          $14,517.20           $12,553.30           $12,081.50
         $17,037.00           $20,465.70          $13,813.20           $12,600.60           $12,147.70
Oct-00   $16,128.00           $20,378.90          $13,489.70           $12,679.60           $12,209.20
         $14,173.00           $18,773.40          $12,986.70           $12,896.40           $12,276.40
         $14,706.00           $18,865.50          $13,451.30           $13,150.90           $12,347.30
         $15,380.00           $19,534.40          $13,445.00           $13,371.50           $12,427.50
         $13,974.00           $17,754.40          $12,438.00           $13,509.50           $12,477.90
         $13,125.00           $16,630.20          $11,614.50           $13,571.50           $12,540.30
         $14,044.00           $17,921.60          $12,429.10           $13,469.70           $12,591.80
         $14,078.00           $18,041.80          $12,000.30           $13,547.20           $12,640.60
         $13,812.00           $17,602.80          $11,514.00           $13,612.20           $12,677.90
         $13,463.00           $17,429.50          $11,305.40           $13,951.40           $12,719.70
         $12,917.00           $16,339.50          $11,021.40           $14,130.50           $12,761.70
         $11,519.00           $15,020.10          $9,907.55            $14,260.50           $12,817.80
         $12,055.00           $15,306.70          $10,160.90           $14,622.40           $12,851.20
         $12,648.00           $16,480.50          $10,536.10           $14,382.40           $12,878.10
         $12,945.00           $16,625.00          $10,598.90           $14,269.00           $12,898.80
         $12,815.00           $16,382.50          $10,036.60           $14,373.90           $12,916.80
         $12,636.00           $16,066.60          $10,107.40           $14,495.90           $12,933.60
         $13,219.00           $16,670.80          $10,659.20           $14,201.80           $12,953.30
         $13,029.00           $15,660.60          $10,736.50           $14,476.90           $12,972.80
         $12,874.00           $15,545.60          $10,882.10           $14,610.50           $12,993.00
         $12,185.00           $14,438.60          $10,453.00           $14,734.70           $13,012.40
         $11,174.00           $13,313.40          $9,421.85            $14,912.20           $13,030.60
         $11,198.00           $13,400.60          $9,402.69            $15,246.50           $13,050.00
2-Sep    $10,390.00           $11,945.50          $8,395.24            $15,574.50           $13,070.80
         $10,817.00           $12,995.90          $8,847.10            $15,425.60           $13,090.70
         $11,341.00           $13,760.10          $9,249.76            $15,434.80           $13,111.10
         $10,980.00           $12,952.10          $8,939.43            $15,843.70           $13,124.70
         $10,813.00           $12,613.50          $8,566.91            $15,843.20           $13,139.20
         $10,670.00           $12,424.00          $8,371.07            $16,125.40           $13,150.60
         $10,610.00           $12,543.40          $8,212.87            $16,104.40           $13,165.30
         $11,278.00           $13,577.00          $9,027.24            $16,276.50           $13,178.50
         $11,993.00           $14,291.60          $9,582.60            $16,739.10           $13,191.50
         $12,124.00           $14,474.30          $9,819.77            $16,672.10           $13,207.90
         $12,375.00           $14,729.60          $10,058.90           $15,973.20           $13,217.00
         $12,875.00           $15,016.30          $10,303.60           $16,078.60           $13,227.30
         $12,804.00           $14,857.30          $10,623.30           $16,587.90           $13,238.50
         $13,459.00           $15,697.30          $11,286.10           $16,377.90           $13,249.00
         $13,817.00           $15,835.30          $11,538.60           $16,421.40           $13,260.00
         $14,161.00           $16,665.10          $12,440.60           $16,583.40           $13,270.00
         $14,329.00           $16,971.00          $12,617.40           $16,734.00           $13,281.30
         $14,508.00           $17,206.80          $12,910.80           $16,938.70           $13,290.10
         $14,508.00           $16,947.30          $12,988.60           $17,094.20           $13,301.10
         $13,994.00           $16,681.60          $12,705.80           $16,569.40           $13,310.70
         $14,185.00           $16,910.10          $12,760.80           $16,484.50           $13,319.60
         $14,460.00           $17,238.70          $13,045.60           $16,552.40           $13,325.80
4-Jul    $14,006.00           $16,668.20          $12,624.00           $16,727.20           $13,338.50

AVERAGE ANNUAL TOTAL RETURN
-------------------------------------
  CLASS R                     7/31/04
-------------------------------------
  1-Year                      +12.89%
-------------------------------------
  Since Inception (1/1/02)     +3.56%
-------------------------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS IN PRINTED GRAPHIC
Class R (1/1/02-7/31/04)

         FT Growth         S&P 500 6          MSCI EAFE 6         LB U.S.             U.S. Treasury Bills 6
        Target Fund                                         Gov't./Credit Index 6
2-Jan    $10,000.00        $10,000.00         $10,000.00          $10,000.00          $10,000.00
         $9,890.00         $9,854.15          $9,469.41           $10,073.50          $10,014.00
         $9,753.25         $9,664.10          $9,536.29           $10,159.00          $10,027.00
         $10,200.40        $10,027.50         $10,056.90          $9,952.88           $10,042.30
2-Apr    $10,063.70        $9,419.89          $10,129.80          $10,145.70          $10,057.40
         $9,944.90         $9,350.73          $10,267.20          $10,239.30          $10,073.00
         $9,424.85         $8,684.86          $9,862.30           $10,326.40          $10,088.10
         $8,648.26         $8,008.08          $8,889.44           $10,450.80          $10,102.30
2-Aug    $8,666.23         $8,060.52          $8,871.37           $10,685.10          $10,117.30
         $8,036.37         $7,185.28          $7,920.84           $10,914.90          $10,133.30
         $8,374.76         $7,817.10          $8,347.17           $10,810.60          $10,148.80
         $8,776.03         $8,276.76          $8,727.07           $10,817.00          $10,164.60
2-Dec    $8,500.53         $7,790.77          $8,434.28           $11,103.60          $10,175.20
         $8,379.75         $7,587.07          $8,082.81           $11,103.20          $10,186.40
         $8,268.95         $7,473.06          $7,898.04           $11,301.00          $10,195.20
         $8,232.02         $7,544.88          $7,748.78           $11,286.30          $10,206.60
3-Apr    $8,759.06         $8,166.64          $8,517.13           $11,406.90          $10,216.80
         $9,313.05         $8,596.48          $9,041.11           $11,731.10          $10,227.00
         $9,414.86         $8,706.32          $9,264.88           $11,684.10          $10,239.70
         $9,608.51         $8,859.89          $9,490.53           $11,194.30          $10,246.70
3-Aug    $10,015.80        $9,032.35          $9,721.37           $11,268.20          $10,254.70
         $9,950.89         $8,936.71          $10,023.00          $11,625.10          $10,263.40
         $10,468.00        $9,442.00          $10,648.30          $11,478.00          $10,271.50
         $10,754.40        $9,524.98          $10,886.60          $11,508.40          $10,280.10
3-Dec    $11,036.90        $10,024.10         $11,737.60          $11,622.00          $10,287.80
         $11,166.70        $10,208.10         $11,904.50          $11,727.50          $10,296.60
         $11,306.40        $10,350.00         $12,181.30          $11,871.00          $10,303.40
         $11,315.40        $10,193.80         $12,254.60          $11,979.90          $10,311.90
4-Apr    $10,915.10        $10,034.10         $11,987.80          $11,612.10          $10,319.40
         $11,073.80        $10,171.50         $12,039.70          $11,552.70          $10,326.30
         $11,297.40        $10,369.10         $12,308.40          $11,600.20          $10,331.10
4-Jul    $10,943.00        $10,026.00         $11,910.60          $11,722.80          $10,340.90

                                                              Annual Report | 33

ENDNOTES

THE FUND IS NON-DIVERSIFIED BECAUSE IT INVESTS IN SECURITIES OF A LIMITED NUMBER OF MUTUAL FUNDS. BECAUSE IT INVESTS IN UNDERLYING FUNDS, WHICH MAY ENGAGE IN A VARIETY OF INVESTMENT STRATEGIES INVOLVING CERTAIN RISKS, THE FUND MAY BE SUBJECT TO THESE SAME RISKS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Aggregate total return represents the change in value of an investment since inception, and includes the sales charge. Since Class B shares have existed for less than one year, average annual total returns are not provided.
6. Source: Standard & Poor's Micropal. See page 26 for descriptions of the S&P 500, MSCI EAFE Index and Lehman Brothers U.S. Government/Credit Index. The value of Treasuries, if held to maturity, is fixed; principal is guaranteed and interest is fixed.

34 | Annual Report

Your Fund's Expenses

FRANKLIN TEMPLETON GROWTH TARGET FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1. Divide your account value by $1,000.
   IF AN ACCOUNT HAD A TOTAL ASSET VALUE OF $8,600, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
    IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimate for expenses paid this period was $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

                                                              Annual Report | 35

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------------
                                            BEGINNING ACCOUNT    ENDING ACCOUNT    EXPENSES PAID DURING
  CLASS A                                     VALUE 1/31/04       VALUE 7/31/04   PERIOD* 1/31/04-7/31/04
-----------------------------------------------------------------------------------------------------------
  Actual                                         $1,000             $  980.90             $4.04
-----------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)       $1,000             $1,020.79             $4.12
-----------------------------------------------------------------------------------------------------------
  CLASS B
-----------------------------------------------------------------------------------------------------------
  Actual                                         $1,000             $  976.70             $7.72
-----------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)       $1,000             $1,017.06             $7.87
-----------------------------------------------------------------------------------------------------------
  CLASS C
-----------------------------------------------------------------------------------------------------------
  Actual                                         $1,000             $  977.50             $7.72
-----------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)       $1,000             $1,017.06             $7.87
-----------------------------------------------------------------------------------------------------------
  CLASS R
-----------------------------------------------------------------------------------------------------------
  Actual                                         $1,000             $  980.00             $5.27
-----------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)       $1,000             $1,019.54             $5.37

*Expenses are equal to the annualized expense ratio for each class (A: 0.82%;
B: 1.57%; C: 1.57%; and R: 1.07%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.


36 | Annual Report

Franklin Templeton Fund Allocator Series

FINANCIAL HIGHLIGHTS

FRANKLIN TEMPLETON CONSERVATIVE TARGET FUND


                                                                   ------------------------------------------------------------
                                                                                     YEAR ENDED JULY 31,
CLASS A                                                                  2004        2003        2002        2001        2000
                                                                   ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............................       $10.91      $10.23      $11.30      $12.13      $10.73
                                                                   ------------------------------------------------------------

Income from investment operations:

 Net investment income a, b ....................................          .23         .23         .31         .54         .58

 Net realized and unrealized gains (losses) ....................          .74         .69        (.95)       (.47)       1.41
                                                                   ------------------------------------------------------------
Total from investment operations ...............................          .97         .92        (.64)        .07        1.99
                                                                   ------------------------------------------------------------

Less distributions from:

 Net investment income .........................................         (.22)       (.24)       (.34)       (.56)       (.53)

 Net realized gains ............................................           --          --        (.09)       (.34)       (.06)
                                                                   ------------------------------------------------------------
Total distributions ............................................         (.22)       (.24)       (.43)       (.90)       (.59)
                                                                   ------------------------------------------------------------
Redemption fees ................................................           --e         --          --          --          --
                                                                   ------------------------------------------------------------
Net asset value, end of year ...................................       $11.66      $10.91      $10.23      $11.30      $12.13
                                                                   ------------------------------------------------------------


Total return c .................................................        8.89%       8.99%     (5.74)%        .58%      18.77%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................................     $117,013     $64,409     $35,991     $26,523     $18,050

Ratios to average net assets:

 Expenses d ....................................................         .85%        .91%        .96%        .92%        .98%

 Expenses excluding waiver and payments by affiliate d .........         .85%        .91%        .96%        .92%        .99%

 Net investment income .........................................        2.00%       2.21%       2.86%       4.61%       4.95%

Portfolio turnover rate ........................................        3.71%      18.03%       5.75%      44.98%     103.79%

aBased on average daily shares outstanding.
bRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests. cTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
dDoes not include expenses of the Underlying Funds in which the Fund invests. For the fiscal year ended July 31, 2004, the annualized weighted average expense ratio of the Underlying Funds was .71%.
eAmount is less than $.001 per share.

                                                              Annual Report | 37

Franklin Templeton Fund Allocator Series

FRANKLIN TEMPLETON CONSERVATIVE TARGET FUND (CONTINUED)

                                                                                                                    -----------
                                                                                                                      PERIOD
                                                                                                                       ENDED
                                                                                                                     JULY 31,
CLASS B                                                                                                                2004 E
                                                                                                                    -----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............................................................................     $11.67
                                                                                                                    -----------

Income from investment operations:

 Net investment income a, b .....................................................................................        .07

 Net realized and unrealized gains (losses) .....................................................................        .04
                                                                                                                    -----------

Total from investment operations ................................................................................        .11
                                                                                                                    -----------

Less distributions from net investment income ...................................................................       (.15)
                                                                                                                    -----------
Redemption fees .................................................................................................         --f
                                                                                                                    -----------
Net asset value, end of period ..................................................................................     $11.63
                                                                                                                    -----------


Total return c ..................................................................................................       .98%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............................................................................     $3,567

Ratios to average net assets:

 Expenses d .....................................................................................................      1.60% g

 Net investment income ..........................................................................................      1.25% g

Portfolio turnover rate .........................................................................................      3.71%

aBased on average daily shares outstanding.
bRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests. cTotal return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.
dDoes not include expenses of the Underlying Funds in which the Fund invests. For the fiscal year ended July 31, 2004, the annualized weighted average expense ratio of the Underlying Funds was .71%.
eFor the period December 1, 2003 (effective date) to July 31, 2004.
fAmount is less than $.001 per share.
gAnnualized.

38 | Annual Report

Franklin Templeton Fund Allocator Series

FRANKLIN TEMPLETON CONSERVATIVE TARGET FUND (CONTINUED)

                                                                     ----------------------------------------------------------
                                                                                      YEAR ENDED JULY 31,
CLASS C                                                                  2004        2003        2002        2001        2000
                                                                     ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ................................    $10.80      $10.14      $11.20      $12.03      $10.65
                                                                     ----------------------------------------------------------
Income from investment operations:

 Net investment income a, b .......................................       .14         .15         .23         .44         .50

 Net realized and unrealized gains (losses) .......................       .73         .67        (.94)       (.46)       1.39
                                                                     ----------------------------------------------------------
Total from investment operations ..................................       .87         .82        (.71)       (.02)       1.89
                                                                     ----------------------------------------------------------
Less distributions from:

 Net investment income ............................................      (.14)       (.16)       (.26)       (.47)       (.45)

 Net realized gains ...............................................        --          --        (.09)       (.34)       (.06)
                                                                     ----------------------------------------------------------

Total distributions ...............................................      (.14)       (.16)       (.35)       (.81)       (.51)
                                                                     ----------------------------------------------------------
Redemption fees ...................................................        --e         --          --          --          --
                                                                     ----------------------------------------------------------
Net asset value, end of year ......................................    $11.53      $10.80      $10.14      $11.20      $12.03
                                                                     ----------------------------------------------------------


Total return c ....................................................     8.04%       8.20%     (6.48)%      (.16)%      17.88%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...................................   $52,881     $32,344     $22,436     $17,340     $12,548

Ratios to average net assets:

 Expenses d .......................................................     1.60%       1.66%       1.70%       1.67%       1.71%

 Expenses excluding waiver and payments by affiliate d ............     1.60%       1.66%       1.70%       1.67%       1.72%

 Net investment income ............................................     1.25%       1.46%       2.15%       3.83%       4.24%

Portfolio turnover rate ...........................................     3.71%      18.03%       5.75%      44.98%     103.79%

aBased on average daily shares outstanding.
bRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests. cTotal return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.
dDoes not include expenses of the Underlying Funds in which the Fund invests. For the fiscal year ended July 31, 2004, the annualized weighted average expense ratio of the Underlying Funds was .71%.
eAmount is less than $.001 per share.

                                                              Annual Report | 39

Franklin Templeton Fund Allocator Series

FRANKLIN TEMPLETON CONSERVATIVE TARGET FUND (CONTINUED)

                                                                                               --------------------------------
                                                                                                     YEAR ENDED JULY 31,
CLASS R                                                                                          2004        2003        2002 F
                                                                                               --------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ................................                            $10.89      $10.23      $10.89
                                                                                               --------------------------------

Income from investment operations:

 Net investment income a, b .......................................                               .21         .19         .12

 Net realized and unrealized gains (losses) .......................                               .72         .69        (.70)
                                                                                               --------------------------------

Total from investment operations ..................................                               .93         .88        (.58)
                                                                                               --------------------------------

Less distributions from net investment income .....................                              (.19)       (.22)       (.08)
                                                                                               --------------------------------

Redemption fees ...................................................                                -- e        --          --
                                                                                               --------------------------------

Net asset value, end of year ......................................                            $11.63      $10.89      $10.23
                                                                                               --------------------------------



Total return c ....................................................                             8.56%       8.79%     (5.38)%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...................................                            $8,370      $5,718        $543

Ratios to average net assets:

 Expenses d .......................................................                             1.10%       1.16%       1.21% g

 Net investment income ............................................                             1.75%       1.96%       1.93% g

Portfolio turnover rate ...........................................                             3.71%      18.03%       5.75%

aBased on average daily shares outstanding.
bRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests. cTotal return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.
dDoes not include expenses of the Underlying Funds in which the Fund invests. For the fiscal year ended July 31, 2004, the annualized weighted average expense ratio of the Underlying Funds was .71%.
eAmount is less than $.001 per share.
fFor the period January 1, 2002 (effective date) to July 31, 2002.
gAnnualized.

40 | See notes to financial statements. | Annual Report

Franklin Templeton Fund Allocator Series

STATEMENT OF INVESTMENTS, JULY 31, 2004

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN TEMPLETON CONSERVATIVE TARGET FUND                                                    SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------------
  INVESTMENTS IN UNDERLYING FUNDS
  DOMESTIC EQUITY 27.5%
a Franklin Capital Growth Fund, Advisor Class ...............................................   1,476,394    $  14,985,402
a Franklin Natural Resources Fund, Advisor Class ............................................     123,713        2,642,499
a Franklin Real Estate Securities Fund, Advisor Class .......................................     162,432        3,683,957
a,b Franklin Small Cap Growth Fund II, Advisor Class ........................................   1,677,799       17,633,670
a Mutual Shares Fund, Class Z ...............................................................     522,453       11,112,585
                                                                                                             --------------
                                                                                                                50,058,113
                                                                                                             --------------

  DOMESTIC FIXED INCOME 27.3%
a Franklin Strategic Income Fund, Advisor Class .............................................     326,595        3,279,014
a Franklin Strategic Mortgage Portfolio .....................................................   2,878,817       28,413,924
a Franklin Total Return Fund, Advisor Class .................................................   1,131,493       11,314,931
a Franklin U.S. Government Securities Fund, Advisor Class ...................................   1,006,298        6,691,880
                                                                                                             --------------
                                                                                                                49,699,749
                                                                                                             --------------

  FOREIGN EQUITY 12.1%
a Franklin Gold & Precious Metals Fund, Advisor Class .......................................     249,838        4,087,356
a Mutual European Fund, Class Z .............................................................     563,959        9,824,172
a Templeton Foreign Fund, Advisor Class .....................................................     754,056        8,038,233
                                                                                                             --------------
                                                                                                                21,949,761
                                                                                                             --------------

  FOREIGN FIXED INCOME 11.9%
a Templeton Global Bond Fund, Advisor Class .................................................   2,196,366       21,524,384
                                                                                                             --------------
  TOTAL LONG TERM INVESTMENTS (COST $133,711,467) ...........................................                  143,232,007
                                                                                                             --------------

  SHORT TERM INVESTMENTS (COST $37,320,692) 20.5%
  MONEY FUND
a Franklin Institutional Fiduciary Trust Money Market Portfolio .............................  37,320,692       37,320,692
                                                                                                             --------------
  TOTAL INVESTMENTS IN UNDERLYING FUNDS (COST $171,032,159) 99.3% ...........................                  180,552,699
  OTHER ASSETS, LESS LIABILITIES .7% ........................................................                    1,278,243
                                                                                                             --------------
  NET ASSETS 100.0% .........................................................................                $ 181,830,942
                                                                                                             --------------

aSee Note 6 regarding investments in Underlying Funds.
bNon-income producing.

                         Annual Report | See notes to financial statements. | 41

Franklin Templeton Fund Allocator Series

FINANCIAL HIGHLIGHTS

FRANKLIN TEMPLETON MODERATE TARGET FUND

                                                                     ----------------------------------------------------------
                                                                                          YEAR ENDED JULY 31,
CLASS A                                                                  2004        2003        2002        2001        2000
                                                                     ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............................     $10.64      $ 9.83      $11.31      $12.83      $10.44
                                                                     ----------------------------------------------------------

Income from investment operations:

 Net investment income a, b ......................................        .20         .19         .26         .47         .51

 Net realized and unrealized gains (losses) ......................       1.00         .81       (1.31)      (1.48)       2.35
                                                                     ----------------------------------------------------------
Total from investment operations .................................       1.20        1.00       (1.05)      (1.01)       2.86
                                                                     ----------------------------------------------------------

Less distributions from:

 Net investment income ...........................................       (.19)       (.19)       (.29)       (.51)       (.47)

 Net realized gains ..............................................         --          --        (.14)         -- f        --


Total distributions ..............................................       (.19)       (.19)       (.43)       (.51)       (.47)
                                                                     ----------------------------------------------------------
Redemption fees ..................................................         -- e        --          --          --          --
                                                                     ----------------------------------------------------------
Net asset value, end of year .....................................     $11.65      $10.64      $ 9.83      $11.31      $12.83
                                                                     ----------------------------------------------------------


Total return c ...................................................     11.18%      10.47%     (9.69)%     (8.05)%      27.79%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................................   $219,273    $121,617     $85,035     $70,810     $41,348

Ratios to average net assets:
 Expenses d ......................................................       .89%        .98%        .96%        .87%        .83%

 Net investment income ...........................................      1.75%       1.89%       2.46%       3.95%       4.20%

Portfolio turnover rate ..........................................      4.13%      15.90%       8.88%      46.01%      85.78%

aBased on average daily shares outstanding.
bRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests. cTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
dDoes not include expenses of the Underlying Funds in which the Fund invests. For the fiscal year ended July 31, 2004, the annualized weighted average expense ratio of the Underlying Funds was .79%.
eAmount is less than $.001 per share.
fThe fund made a capital gain distribution of $.003.

42 | Annual Report

Franklin Templeton Fund Allocator Series

FRANKLIN TEMPLETON MODERATE TARGET FUND (CONTINUED)

                                                                                                                 -------------
                                                                                                                     PERIOD
                                                                                                                      ENDED
                                                                                                                    JULY 31,
CLASS B                                                                                                               2004 E
                                                                                                                 -------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ........................................................................         $11.62
                                                                                                                 -------------

Income from investment operations:

 Net investment income a, b .................................................................................            .05

 Net realized and unrealized gains (losses) .................................................................            .09
                                                                                                                 -------------
Total from investment operations ............................................................................            .14
                                                                                                                 -------------
Less distributions from net investment income ...............................................................           (.14)
                                                                                                                 -------------
Redemption fees .............................................................................................             -- f
                                                                                                                 -------------
Net asset value, end of period ..............................................................................         $11.62
                                                                                                                 -------------


Total return c ..............................................................................................          1.18%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...........................................................................        $5,417

Ratios to average net assets:

 Expenses d .................................................................................................          1.64% g

 Net investment income ......................................................................................          1.00% g

Portfolio turnover rate .....................................................................................          4.13%

aBased on average daily shares outstanding.
bRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests. cTotal return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.
dDoes not include expenses of the Underlying Funds in which the Fund invests. For the fiscal year ended July 31, 2004, the annualized weighted average expense ratio of the Underlying Funds was .79%.
eFor the period December 1, 2003 (effective date) to July 31, 2004.
fAmount is less than $.001 per share.
gAnnualized.

                                                              Annual Report | 43

Franklin Templeton Fund Allocator Series

FRANKLIN TEMPLETON MODERATE TARGET FUND (CONTINUED)

                                                                    -----------------------------------------------------------
                                                                                      YEAR ENDED JULY 31,
CLASS C                                                                  2004        2003        2002        2001        2000
                                                                    -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............................     $10.48      $ 9.69      $11.16      $12.67      $10.31
                                                                    -----------------------------------------------------------
Income from investment operations:

 Net investment income a, b ......................................        .12         .11         .19         .39         .41

 Net realized and unrealized gains (losses) ......................        .98         .80       (1.31)      (1.48)       2.33
                                                                    -----------------------------------------------------------
Total from investment operations .................................       1.10         .91       (1.12)      (1.09)       2.74
                                                                    -----------------------------------------------------------

Less distributions from:

 Net investment income ...........................................       (.11)       (.12)       (.21)       (.42)       (.38)

 Net realized gains ..............................................         --          --        (.14)         -- f        --
                                                                    -----------------------------------------------------------
Total distributions ..............................................       (.11)       (.12)       (.35)       (.42)       (.38)
                                                                    -----------------------------------------------------------
Redemption fees ..................................................         -- e        --          --          --          --
                                                                    -----------------------------------------------------------
Net asset value, end of year .....................................     $11.47      $10.48      $ 9.69      $11.16      $12.67
                                                                    -----------------------------------------------------------


Total return c ...................................................     10.39%       9.50%    (10.31)%     (8.69)%      26.84%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................................    $90,988     $56,341     $39,835     $41,535     $35,506

Ratios to average net assets:

 Expenses d ......................................................      1.64%       1.73%       1.71%       1.62%       1.57%

 Net investment income ...........................................      1.00%       1.14%       1.77%       3.30%       3.40%

Portfolio turnover rate ..........................................      4.13%      15.90%       8.88%      46.01%      85.78%

aBased on average daily shares outstanding.
bRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests. cTotal return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.
dDoes not include expenses of the Underlying Funds in which the Fund invests. For the fiscal year ended July 31, 2004, the annualized weighted average expense ratio of the Underlying Funds was .79%.
eAmount is less than $.001 per share.
fThe fund made a capital gain distribution of $.003.

44 | Annual Report

Franklin Templeton Fund Allocator Series

FRANKLIN TEMPLETON MODERATE TARGET FUND (CONTINUED)


                                                                                             -----------------------------------
                                                                                                     YEAR ENDED JULY 31,
CLASS R                                                                                          2004        2003        2002 F
                                                                                             -----------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .......................................................     $10.62      $ 9.82      $10.79
                                                                                             -----------------------------------

Income from investment operations:

 Net investment income a, b ..............................................................        .18         .13         .09

 Net realized and unrealized gains (losses) ..............................................        .98         .85        (.99)
                                                                                             -----------------------------------
Total from investment operations .........................................................       1.16         .98        (.90)
                                                                                             -----------------------------------
Less distributions from net investment income ............................................       (.16)       (.18)       (.07)
                                                                                             -----------------------------------
Redemption fees ..........................................................................         -- e        --          --
                                                                                             -----------------------------------
Net asset value, end of year .............................................................     $11.62      $10.62      $ 9.82
                                                                                             -----------------------------------


Total return c ...........................................................................     10.95%      10.10%     (8.38)%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..........................................................    $17,161     $10,989         $94

Ratios to average net assets:

 Expenses d ..............................................................................      1.14%       1.23%       1.21% g

 Net investment income ...................................................................      1.50%       1.64%       1.53% g

Portfolio turnover rate ..................................................................      4.13%      15.90%       8.88%

aBased on average daily shares outstanding.
bRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests. cTotal return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.
dDoes not include expenses of the Underlying Funds in which the Fund invests. For the fiscal year ended July 31, 2004, the annualized weighted average expense ratio of the Underlying Funds was .79%.
eAmount is less than $.001 per share.
fFor the period January 1, 2002 (effective date) to July 31, 2002.
gAnnualized.

                         Annual Report | See notes to financial statements. | 45

Franklin Templeton Fund Allocator Series

STATEMENT OF INVESTMENTS, JULY 31, 2004

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN TEMPLETON MODERATE TARGET FUND                                                        SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------------
  INVESTMENTS IN UNDERLYING FUNDS
  DOMESTIC EQUITY 38.2%
a Franklin Capital Growth Fund, Advisor Class ...............................................   3,569,345    $  36,228,851
a Franklin Natural Resources Fund, Advisor Class ............................................     303,829        6,489,791
a Franklin Real Estate Securities Fund, Advisor Class .......................................     425,053        9,640,195
a,b Franklin Small Cap Growth Fund II, Advisor Class ........................................   4,365,783       45,884,384
a Mutual Shares Fund, Class Z ...............................................................   1,363,615       29,004,085
                                                                                                             --------------
                                                                                                               127,247,306
                                                                                                             --------------

  DOMESTIC FIXED INCOME 24.1%
a Franklin Strategic Income Fund, Advisor Class .............................................     460,345        4,621,863
a Franklin Strategic Mortgage Portfolio .....................................................   4,563,412       45,040,878
a Franklin Total Return Fund, Advisor Class .................................................   1,824,791       18,247,908
a Franklin U.S. Government Securities Fund, Advisor Class ...................................   1,828,850       12,161,852
                                                                                                             --------------
                                                                                                                80,072,501
                                                                                                             --------------

  FOREIGN EQUITY 16.2%
a Franklin Gold & Precious Metals Fund, Advisor Class .......................................     587,424        9,610,251
a Mutual European Fund, Class Z .............................................................   1,462,464       25,476,122
a Templeton Foreign Fund, Advisor Class .....................................................   1,773,484       18,905,343
                                                                                                             --------------
                                                                                                                53,991,716
                                                                                                             --------------

  FOREIGN FIXED INCOME 11.0%
a Templeton Global Bond Fund, Advisor Class .................................................   3,742,513       36,676,630
                                                                                                             --------------
  TOTAL LONG TERM INVESTMENTS (COST $279,221,752) ...........................................                  297,988,153
                                                                                                             --------------

  SHORT TERM INVESTMENTS (COST $34,894,249) 10.5%
  MONEY FUND
a Franklin Institutional Fiduciary Trust Money Market Portfolio .............................  34,894,249       34,894,249
                                                                                                             --------------
  TOTAL INVESTMENTS IN UNDERLYING FUNDS (COST $314,116,001) 100.0% ..........................                  332,882,402
  OTHER ASSETS, LESS LIABILITIES ............................................................                      (43,456)
                                                                                                             --------------
  NET ASSETS 100.0% .........................................................................                $ 332,838,946
                                                                                                             --------------

aSee Note 6 regarding investments in Underlying Funds.
bNon-income producing.

46 | See notes to financial statements. | Annual Report

Franklin Templeton Fund Allocator Series

FINANCIAL HIGHLIGHTS

FRANKLIN TEMPLETON GROWTH TARGET FUND

                                                                      ---------------------------------------------------------
                                                                                          YEAR ENDED JULY 31,
CLASS A                                                                  2004        2003        2002        2001        2000
                                                                      ---------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .................................   $10.46      $ 9.47      $11.64      $14.50      $11.01
                                                                      ---------------------------------------------------------

Income from investment operations:

 Net investment income a, b ........................................      .11         .08         .13         .38         .40

 Net realized and unrealized gains (losses) ........................     1.36        1.01       (2.01)      (2.80)       3.77
                                                                      ---------------------------------------------------------
Total from investment operations ...................................     1.47        1.09       (1.88)      (2.42)       4.17
                                                                      ---------------------------------------------------------

Less distributions from:

 Net investment income .............................................     (.10)       (.10)       (.13)       (.44)       (.39)

 Net realized gains ................................................       --          --        (.16)         --        (.29)
                                                                      ---------------------------------------------------------
Total distributions ................................................     (.10)       (.10)       (.29)       (.44)       (.68)
                                                                      ---------------------------------------------------------
Redemption fees ....................................................       -- e        --          --          --          --
                                                                      ---------------------------------------------------------
Net asset value, end of year .......................................   $11.83      $10.46      $ 9.47      $11.64      $14.50
                                                                      ---------------------------------------------------------


Total return c .....................................................   14.04%      11.64%    (16.44)%    (16.94)%      38.55%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .................................... $165,500     $99,432     $69,663     $67,186     $66,445

Ratios to average net assets:

 Expenses d ........................................................     .83%        .92%        .93%        .85%        .84%
 Expenses excluding waiver and payments by affiliate d .............     .83%        .92%        .93%        .85%        .85%

 Net investment income .............................................     .91%        .84%       1.20%       2.98%       2.93%

Portfolio turnover rate ............................................    3.46%      21.87%      14.24%      59.41%      73.82%

aBased on average daily shares outstanding.
bRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests. cTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
dDoes not include expenses of the Underlying Funds in which the Fund invests. For the fiscal year ended July 31, 2004, the annualized weighted average expense ratio of the Underlying Funds was .87%.
eAmount is less than $.001 per share.

                                                              Annual Report | 47

Franklin Templeton Fund Allocator Series

FRANKLIN TEMPLETON GROWTH TARGET FUND (CONTINUED)

                                                                                                                -----------
                                                                                                                  PERIOD
                                                                                                                   ENDED
                                                                                                                 JULY 31,
CLASS B                                                                                                            2004 F
                                                                                                                -----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ........................................................................      $11.80
                                                                                                                -----------

Income from investment operations:

 Net investment income a, b .................................................................................        (.02)

 Net realized and unrealized gains (losses) .................................................................         .09
                                                                                                                -----------
Total from investment operations ............................................................................         .07
                                                                                                                -----------
Less distributions from net investment income ...............................................................        (.12)
                                                                                                                -----------
Redemption fees .............................................................................................          -- e
                                                                                                                -----------
Net asset value, end of period ..............................................................................      $11.75
                                                                                                                -----------


Total return c ..............................................................................................        .56%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...........................................................................      $3,178

Ratios to average net assets:

 Expenses d .................................................................................................       1.58% g

 Net investment income ......................................................................................        .16% g

Portfolio turnover rate .....................................................................................       3.46%

aBased on average daily shares outstanding.
bRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests. cTotal return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.
dDoes not include expenses of the Underlying Funds in which the Fund invests. For the fiscal year ended July 31, 2004, the annualized weighted average expense ratio of the Underlying Funds was .87%.
eAmount is less than $.001 per share.
fFor the period December 1, 2003 (effective date) to July 31, 2004.
gAnnualized.

48 | Annual Report

Franklin Templeton Fund Allocator Series

FRANKLIN TEMPLETON GROWTH TARGET FUND (CONTINUED)


                                                                     ----------------------------------------------------------
                                                                                         YEAR ENDED JULY 31,
CLASS C                                                                  2004        2003        2002        2001        2000
                                                                     ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............................     $10.38      $ 9.40      $11.58      $14.43      $10.92
                                                                     ----------------------------------------------------------

Income from investment operations:

 Net investment income a, b ......................................        .02         .01         .05         .29         .29
                                                                     ----------------------------------------------------------
 Net realized and unrealized gains (losses) ......................       1.35        1.00       (1.99)      (2.79)       3.77
                                                                     ----------------------------------------------------------
Total from investment operations .................................       1.37        1.01       (1.94)      (2.50)       4.06
                                                                     ----------------------------------------------------------

Less distributions from:

 Net investment income ...........................................       (.03)       (.03)       (.08)       (.35)       (.26)

 Net realized gains ..............................................         --          --        (.16)         --        (.29)
                                                                     ----------------------------------------------------------
Total distributions ..............................................       (.03)       (.03)       (.24)       (.35)       (.55)
                                                                     ----------------------------------------------------------
Redemption fees ..................................................         -- e        --          --          --          --
                                                                     ----------------------------------------------------------
Net asset value, end of year .....................................     $11.72      $10.38      $ 9.40      $11.58      $14.43
                                                                     ----------------------------------------------------------



Total return c ...................................................     13.18%      10.74%    (17.00)%    (17.57)%      37.64%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................................    $61,179     $40,829     $31,255     $37,884     $38,666

Ratios to average net assets:

 Expenses d ......................................................      1.58%       1.67%       1.68%       1.60%       1.59%

 Expenses excluding waiver and payments by affiliate d ............     1.58%       1.67%       1.68%       1.60%       1.60%

 Net investment income ...........................................       .16%        .09%        .50%       2.24%       2.16%

Portfolio turnover rate ..........................................      3.46%      21.87%      14.24%      59.41%      73.82%

aBased on average daily shares outstanding.
bRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests. cTotal return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.
dDoes not include expenses of the Underlying Funds in which the Fund invests. For the fiscal year ended July 31, 2004, the annualized weighted average expense ratio of the Underlying Funds was .87%.
eAmount is less than $.001 per share.

                                                              Annual Report | 49

Franklin Templeton Fund Allocator Series

FRANKLIN TEMPLETON GROWTH TARGET FUND (CONTINUED)

                                                                                             ------------------------------------
                                                                                                      YEAR ENDED JULY 31,
CLASS R                                                                                          2004        2003        2002 F
                                                                                             ------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .......................................................     $10.40      $ 9.46      $10.95
                                                                                             ------------------------------------

Income from investment operations:

 Net investment income a, b ..............................................................        .08         .05         .01
                                                                                             ------------------------------------
 Net realized and unrealized gains (losses) ..............................................       1.36        1.00       (1.50)
                                                                                             ------------------------------------
Total from investment operations .........................................................       1.44        1.05       (1.49)
                                                                                             ------------------------------------
Less distributions from net investment income ............................................       (.08)       (.11)         --

Redemption fees ..........................................................................         -- e        --          --
                                                                                             ------------------------------------
Net asset value, end of year .............................................................     $11.76      $10.40      $ 9.46
                                                                                             ------------------------------------


Total return c ...........................................................................     13.89%      11.11%    (13.52)%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..........................................................    $11,714      $5,567        $141

Ratios to average net assets:

 Expenses d ..............................................................................      1.08%       1.17%       1.18% g

 Net investment income ...................................................................       .66%        .59%        .18% g

Portfolio turnover rate ..................................................................      3.46%      21.87%      14.24%

aBased on average daily shares outstanding.
bRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests. cTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
dDoes not include expenses of the Underlying Funds in which the Fund invests. For the fiscal year ended July 31, 2004, the annualized weighted average expense ratio of the Underlying Funds was .87%.
eAmount is less than $.001 per share.
fFor the period January 1, 2002 (effective date) to July 31, 2002.
gAnnualized.

50 | See notes to financial statements. | Annual Report

Franklin Templeton Fund Allocator Series

STATEMENT OF INVESTMENTS, JULY 31, 2004

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN TEMPLETON GROWTH TARGET FUND                                                          SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------------
  INVESTMENTS IN UNDERLYING FUNDS
  DOMESTIC EQUITY 55.9%
a Franklin Capital Growth Fund, Advisor Class ...............................................    3,791,400   $  38,482,711
a Franklin Natural Resources Fund, Advisor Class ............................................      349,861       7,473,039
a Franklin Real Estate Securities Fund, Advisor Class .......................................      472,615      10,718,911
a,b Franklin Small Cap Growth Fund II, Advisor Class ........................................    4,571,765      48,049,254
a Mutual Shares Fund, Class Z ...............................................................    1,421,929      30,244,436
                                                                                                             --------------
                                                                                                               134,968,351
                                                                                                             --------------

  DOMESTIC FIXED INCOME 10.6%
a Franklin Strategic Income Fund, Advisor Class .............................................      168,023       1,686,946
a Franklin Strategic Mortgage Portfolio .....................................................    1,524,218      15,044,027
a Franklin Total Return Fund, Advisor Class .................................................      548,256       5,482,560
a Franklin U.S. Government Securities Fund, Advisor Class ...................................      521,960       3,471,032
                                                                                                             --------------
                                                                                                                25,684,565
                                                                                                             --------------

  FOREIGN EQUITY 23.9%
a Franklin Gold & Precious Metals Fund, Advisor Class .......................................      601,492       9,840,417
a Mutual European Fund, Class Z .............................................................    1,590,549      27,707,368
a Templeton Foreign Fund, Advisor Class .....................................................    1,903,758      20,294,064
                                                                                                             --------------
                                                                                                                57,841,849
                                                                                                             --------------

  FOREIGN FIXED INCOME 4.7%
a Templeton Global Bond Fund, Advisor Class .................................................    1,149,768      11,267,729
                                                                                                             --------------
  TOTAL LONG TERM INVESTMENTS (COST $211,306,578) ...........................................                  229,762,494

  SHORT TERM INVESTMENTS (COST $12,293,365) 5.1%
  MONEY FUND
a Franklin Institutional Fiduciary Trust Money Market Portfolio .............................   12,293,365      12,293,365
                                                                                                             --------------
  TOTAL INVESTMENTS IN UNDERLYING FUNDS (COST $223,599,943) 100.2% ..........................                  242,055,859
  OTHER ASSETS, LESS LIABILITIES (.2)% ......................................................                     (485,087)
                                                                                                             --------------
  NET ASSETS 100.0% .........................................................................                $ 241,570,772
                                                                                                             --------------

aSee Note 6 regarding investments in Underlying Funds.
bNon-income producing.

                         Annual Report | See notes to financial statements. | 51

Franklin Templeton Fund Allocator Series

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
July 31, 2004


                                                                           ------------------------------------------------
                                                                               FRANKLIN        FRANKLIN        FRANKLIN
                                                                               TEMPLETON       TEMPLETON       TEMPLETON
                                                                             CONSERVATIVE      MODERATE         GROWTH
                                                                              TARGET FUND     TARGET FUND     TARGET FUND
                                                                           ------------------------------------------------
Assets:
 Investments in Underlying Funds (Note 6):

  Cost .................................................................    $ 171,032,159   $  314,116,001    $223,599,943
                                                                           ------------------------------------------------
  Value ................................................................      180,552,699      332,882,402     242,055,859
 Receivables:
  Capital shares sold ..................................................        1,926,845        1,638,524         492,150
                                                                           ------------------------------------------------
      Total assets .....................................................      182,479,544      334,520,926     242,548,009
                                                                           ------------------------------------------------
Liabilities:
 Payables:
  Capital shares redeemed ..............................................          429,276        1,226,576         689,297
  Affiliates ...........................................................          185,310          330,895         240,976
 Other liabilities .....................................................           34,016          124,509          46,964
                                                                           ------------------------------------------------
      Total liabilities ................................................          648,602        1,681,980         977,237
                                                                           ------------------------------------------------
       Net assets, at value ............................................    $ 181,830,942   $  332,838,946  $  241,570,772
                                                                           ------------------------------------------------
Net assets consist of:
 Undistributed net investment income ...................................    $     554,371   $      895,018  $      182,495
 Net unrealized appreciation (depreciation) ............................        9,520,540       18,766,401      18,455,916
 Accumulated net realized gain (loss) ..................................       (1,871,480)      (5,248,654)    (11,047,474)
 Capital shares ........................................................      173,627,511      318,426,181     233,979,835
                                                                           ------------------------------------------------
       Net assets, at value ............................................    $ 181,830,942   $  332,838,946  $  241,570,772
                                                                           ------------------------------------------------

52 | Annual Report

Franklin Templeton Fund Allocator Series

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
July 31, 2004

                                                                           ------------------------------------------------
                                                                               FRANKLIN        FRANKLIN        FRANKLIN
                                                                               TEMPLETON       TEMPLETON       TEMPLETON
                                                                             CONSERVATIVE      MODERATE         GROWTH
                                                                              TARGET FUND     TARGET FUND     TARGET FUND
                                                                           ------------------------------------------------
CLASS A:
 Net assets, at value ..................................................    $ 117,013,135   $  219,273,474  $  165,499,528
                                                                           ------------------------------------------------
 Shares outstanding ....................................................       10,036,411       18,828,276      13,993,175
                                                                           ------------------------------------------------
 Net asset value per share a ...........................................           $11.66           $11.65          $11.83
                                                                           ------------------------------------------------
 Maximum offering price per share (net asset value per share / 94.25%) .           $12.37           $12.36          $12.55
                                                                           ------------------------------------------------
CLASS B:
 Net assets, at value ..................................................    $   3,566,510   $    5,417,014  $    3,178,300
                                                                           ------------------------------------------------
 Shares outstanding ....................................................          306,745          466,295         270,461
                                                                           ------------------------------------------------
 Net asset value and maximum offering price per share a ................           $11.63           $11.62          $11.75
                                                                           ------------------------------------------------
CLASS C:
 Net assets, at value ..................................................    $  52,881,065   $   90,987,698  $   61,179,320
                                                                           ------------------------------------------------
 Shares outstanding ....................................................        4,586,159        7,934,001       5,221,762
                                                                           ------------------------------------------------
 Net asset value and maximum offering price per share a ................           $11.53           $11.47          $11.72
                                                                           ------------------------------------------------
CLASS R:
 Net assets, at value ..................................................    $   8,370,232   $   17,160,760  $   11,713,624
                                                                           ------------------------------------------------
 Shares outstanding ....................................................          719,533        1,476,784         996,378
                                                                           ------------------------------------------------
 Net asset value and maximum offering price per share a ................           $11.63           $11.62          $11.76
                                                                           ------------------------------------------------

aRedemption price is equal to net asset value less any applicable contingent deferred sales charge and redemption fees retained by the Fund.

                         Annual Report | See notes to financial statements. | 53

Franklin Templeton Fund Allocator Series

STATEMENTS OF OPERATIONS
for the year ended July 31, 2004


                                                                               --------------------------------------------
                                                                                  FRANKLIN       FRANKLIN       FRANKLIN
                                                                                  TEMPLETON      TEMPLETON      TEMPLETON
                                                                                CONSERVATIVE     MODERATE        GROWTH
                                                                                 TARGET FUND    TARGET FUND    TARGET FUND
                                                                               --------------------------------------------
Investment income:

 Dividends from Underlying Funds (Note 6) ..................................    $  4,176,261   $  7,047,913   $  3,555,492
                                                                               --------------------------------------------
Expenses:
 Asset allocation fees (Note 3) ............................................         289,629        595,109        481,253
 Distribution fees (Note 3)
  Class A ..................................................................         231,214        434,393        350,293
  Class B ..................................................................          12,036         18,538         10,464
  Class C ..................................................................         450,644        768,536        541,938
  Class R ..................................................................          37,244         77,270         45,734
 Transfer agent fees (Note 3) ..............................................         485,252        967,496        584,558
 Reports to shareholders ...................................................          13,003         21,913         23,503
 Registration and filing fees ..............................................          71,495         93,211         80,645
 Professional fees .........................................................          12,134         13,398         12,741
 Trustees' fees and expenses ...............................................             619          1,136            872
 Other .....................................................................           5,923         10,721          8,082
                                                                               --------------------------------------------
      Total expenses .......................................................       1,609,193      3,001,721      2,140,083
                                                                               --------------------------------------------
       Net investment income ...............................................       2,567,068      4,046,192      1,415,409
                                                                               --------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from sale of Underlying Funds ....................        (439,785)    (1,442,186)    (1,964,242)
 Net unrealized appreciation (depreciation) on Underlying Funds ............       7,325,516     19,079,818     21,256,711
                                                                               --------------------------------------------
Net realized and unrealized gain (loss) ....................................       6,885,731     17,637,632     19,292,469
                                                                               --------------------------------------------
Net increase (decrease) in net assets resulting from operations ............     $ 9,452,799   $ 21,683,824   $ 20,707,878
                                                                               --------------------------------------------

54 | See notes to financial statements. | Annual Report

Franklin Templeton Fund Allocator Series

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended July 31, 2004 and 2003


                                                      ---------------------------------------------------------------------
                                                             FRANKLIN TEMPLETON                   FRANKLIN TEMPLETON
                                                          CONSERVATIVE TARGET FUND               MODERATE TARGET FUND
                                                      ---------------------------------------------------------------------
                                                            2004            2003                 2004            2003
                                                      ---------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...........................    $    2,567,068  $    1,458,667       $    4,046,192  $    2,429,865
  Net realized gain (loss) from Underlying Funds ..          (439,785)     (1,300,265)          (1,442,186)     (2,564,790)
  Net unrealized appreciation (depreciation) on
   Underlying Funds ...............................         7,325,516       7,109,450           19,079,818      16,155,604
                                                      ---------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
 from operations ..................................         9,452,799       7,267,852           21,683,824      16,020,679
 Distributions to shareholders from:
  Net investment income:
   Class A ........................................        (1,667,835)       (978,809)          (2,669,838)     (1,809,008)
   Class B ........................................           (10,065)             --              (12,044)             --
   Class C ........................................          (509,400)       (386,024)            (693,557)       (527,698)
   Class R ........................................          (118,453)        (44,895)            (211,924)        (44,308)
                                                      ---------------------------------------------------------------------
 Total distributions to shareholders ..............        (2,305,753)     (1,409,728)          (3,587,363)     (2,381,014)
 Capital share transactions: (Note 2)
   Class A ........................................        47,993,126      24,604,134           86,090,887      27,750,259
   Class B ........................................         3,619,563              --            5,505,348              --
   Class C ........................................        18,319,247       8,108,921           29,167,225      12,516,620
   Class R ........................................         2,280,595       4,929,632            5,030,879      10,075,694
                                                      ---------------------------------------------------------------------
 Total capital share transactions .................        72,212,531      37,642,687          125,794,339      50,342,573
 Redemption fees ..................................               328              --                1,269              --
      Net increase (decrease) in net assets .......        79,359,905      43,500,811          143,892,069      63,982,238
Net assets:
 Beginning of year ................................       102,471,037      58,970,226          188,946,877     124,964,639
                                                      ---------------------------------------------------------------------
 End of year ......................................    $  181,830,942  $  102,471,037       $  332,838,946  $  188,946,877
                                                      ---------------------------------------------------------------------
Undistributed net investment income included in net
 assets:
 End of year ......................................    $      554,371  $      293,056       $      895,018  $      436,189
                                                      ---------------------------------------------------------------------

                                                              Annual Report | 55

Franklin Templeton Fund Allocator Series

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) for the years ended July 31, 2004 and 2003


                                                                                           --------------------------------
                                                                                                   FRANKLIN TEMPLETON
                                                                                                   GROWTH TARGET FUND
                                                                                           --------------------------------
                                                                                                 2004            2003
                                                                                           --------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .................................................................   $    1,415,409  $      689,632
  Net realized gain (loss) from Underlying Funds ........................................       (1,964,242)     (6,860,671)
  Net unrealized appreciation (depreciation) on Underlying Funds ........................       21,256,711      20,265,992
                                                                                           --------------------------------
      Net increase (decrease) in net assets resulting from operations ...................       20,707,878      14,094,953
 Distributions to shareholders from:
  Net investment income:
   Class A ..............................................................................       (1,106,714)       (779,346)
   Class B ..............................................................................           (1,198)             --
   Class C ..............................................................................         (126,060)        (93,410)
   Class R ..............................................................................          (60,542)        (23,036)
                                                                                           --------------------------------
 Total distributions to shareholders ....................................................       (1,294,514)       (895,792)
 Capital share transactions: (Note 2)
   Class A ..............................................................................       52,682,701      20,819,694
   Class B ..............................................................................        3,245,275              --
   Class C ..............................................................................       15,051,453       5,923,783
   Class R ..............................................................................        5,349,553       4,826,890
                                                                                           --------------------------------
 Total capital share transactions .......................................................       76,328,982      31,570,367
 Redemption fees ........................................................................              245              --
      Net increase (decrease) in net assets .............................................       95,742,591      44,769,528
Net assets:
 Beginning of year ......................................................................      145,828,181     101,058,653
                                                                                           --------------------------------
 End of year ............................................................................   $  241,570,772  $  145,828,181
                                                                                           --------------------------------
Undistributed net investment income included in net assets:
 End of year ............................................................................   $      182,495  $       61,600
                                                                                           --------------------------------

56 | See notes to financial statements.|Annual Report

Franklin Templeton Fund Allocator Series

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Fund Allocator Series (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of five separate series. All funds included in this report (the Funds) are non-diversified. The financial statements of the remaining funds in the series are presented separately. The Funds invest primarily in Franklin Templeton mutual funds (the Underlying Funds). The Funds seek the highest level of long-term total return that is consistent with an acceptable level of risk. While assets of each Fund are invested in the same Underlying Funds, the investment manager will vary the Underlying Funds' allocation percentages based upon each Fund's risk/return level.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Net asset value per share is calculated as of the close of trading of the NYSE. Investments in the Underlying Funds are valued at their net asset value each trading day.

B. INCOME TAXES

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its tax-able income.

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Securities transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis. The Funds indirectly bear their proportionate share of expenses from the Underlying Funds. Since the Underlying Funds have varied expense levels and the Funds may own different proportions of the Underlying Funds at different times, the amount of expenses incurred indirectly by the Funds will vary.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

D. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                                                              Annual Report | 57

Franklin Templeton Fund Allocator Series

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. REDEMPTION FEES

Effective June 1, 2004, redemptions and exchanges of the Funds' shares held five trading days or less may be subject to the Funds' redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Funds and accounted for as additional paid-in capital as noted in the Statement of Changes.

F. GUARANTEES AND INDEMNIFICATIONS

Under the Funds' organizational documents, their officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Funds offer four classes of shares: Class A, Class B, Class C and Class R. Effective December 1, 2003, the Funds began offering a new class of shares, Class B. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At July 31, 2004, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:

                                         -------------------------------------------------------------
                                             FRANKLIN TEMPLETON                FRANKLIN TEMPLETON
                                          CONSERVATIVE TARGET FUND            MODERATE TARGET FUND
                                         -------------------------------------------------------------
                                           SHARES         AMOUNT            SHARES         AMOUNT
                                         -------------------------------------------------------------
CLASS A SHARES:
Year ended July 31, 2004
 Shares sold .........................    6,863,344   $  79,896,754         9,950,541  $  115,869,233
 Shares issued in reinvestment
 of distributions ....................      137,676       1,597,097           227,405       2,627,934
 Shares redeemed .....................   (2,868,018)    (33,500,725)       (2,780,146)    (32,406,280)
                                         -------------------------------------------------------------
 Net increase (decrease) .............    4,133,002   $  47,993,126         7,397,800  $   86,090,887
                                         -------------------------------------------------------------
Year ended July 31, 2003
 Shares sold .........................    3,707,449   $  38,341,265         4,821,511  $   47,982,378
 Shares issued in reinvestment
 of distributions ....................       91,504         944,989           181,352       1,786,613
 Shares redeemed .....................   (1,412,210)    (14,682,120)       (2,227,119)    (22,018,732)
                                         -------------------------------------------------------------
 Net increase (decrease) .............    2,386,743   $  24,604,134         2,775,744  $   27,750,259
                                         -------------------------------------------------------------

58 | Annual Report

Franklin Templeton Fund Allocator Series

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)


                                        ----------------------------------------------------------------
                                             FRANKLIN TEMPLETON                FRANKLIN TEMPLETON
                                        ----------------------------------------------------------------
                                          CONSERVATIVE TARGET FUND            MODERATE TARGET FUND
                                           SHARES         AMOUNT            SHARES         AMOUNT
                                        ----------------------------------------------------------------
CLASS B SHARES:

Period ended July 31, 2004 a
 Shares sold .........................      323,398   $   3,814,890           482,307  $    5,693,134
 Shares issued in reinvestment
 of distributions ....................          743           8,675             1,010          11,791
 Shares redeemed .....................      (17,396)       (204,002)          (17,022)       (199,577)
                                        ----------------------------------------------------------------
 Net increase (decrease) .............      306,745   $   3,619,563           466,295  $    5,505,348
                                        ----------------------------------------------------------------
CLASS C SHARES:
Year ended July 31, 2004
 Shares sold .........................    2,430,106   $  27,958,551         3,372,896  $   38,474,423
 Shares issued in reinvestment
 of distributions ....................       38,116         437,984            52,852         602,416
 Shares redeemed .....................     (877,419)    (10,077,288)         (865,496)     (9,909,614)
                                        ----------------------------------------------------------------
 Net increase (decrease) .............    1,590,803   $  18,319,247         2,560,252  $   29,167,225
                                        ----------------------------------------------------------------
Year ended July 31, 2003
 Shares sold .........................    1,593,387   $  16,404,129         2,071,724  $   20,403,614
 Shares issued in reinvestment
 of distributions ....................       32,636         331,999            45,364         438,554
 Shares redeemed .....................     (844,205)     (8,627,207)         (855,493)     (8,325,548)
                                        ----------------------------------------------------------------
 Net increase (decrease) .............      781,818   $   8,108,921         1,261,595  $   12,516,620
                                        ----------------------------------------------------------------
CLASS R SHARES:
Year ended July 31, 2004
 Shares sold .........................      420,014   $   4,888,406           964,451  $   11,136,716
 Shares issued in reinvestment
 of distributions ....................       10,225         118,404            18,368         211,763
 Shares redeemed .....................     (235,791)     (2,726,215)         (540,759)     (6,317,600)
                                        ----------------------------------------------------------------
 Net increase (decrease) .............      194,448   $   2,280,595           442,060  $    5,030,879
                                        ----------------------------------------------------------------
Year ended July 31, 2003
 Shares sold .........................      503,335   $   5,266,539         1,419,315  $   13,943,894
 Shares issued in reinvestment
 of distributions ....................        4,288          44,690             4,406          44,126
 Shares redeemed .....................      (35,617)       (381,597)         (398,610)     (3,912,326)
                                        ----------------------------------------------------------------
 Net increase (decrease) .............      472,006   $   4,929,632         1,025,111  $   10,075,694
                                        ----------------------------------------------------------------

                                                              Annual Report | 59

Franklin Templeton Fund Allocator Series

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                                          -----------------------------
                                                                               FRANKLIN TEMPLETON
                                                                               GROWTH TARGET FUND
                                                                          -----------------------------
                                                                             SHARES        AMOUNT
                                                                          -----------------------------
CLASS A SHARES:
Year ended July 31, 2004
 Shares sold ..........................................................     7,020,538   $  82,539,246
 Shares issued in reinvestment of distributions .......................        92,110       1,084,132
 Shares redeemed ......................................................    (2,629,685)    (30,940,677)
                                                                          -----------------------------
 Net increase (decrease) ..............................................     4,482,963   $  52,682,701
                                                                          -----------------------------
Year ended July 31, 2003
 Shares sold ..........................................................     4,205,371   $  40,151,450
 Shares issued in reinvestment of distributions .......................        82,488         766,310
 Shares redeemed ......................................................    (2,132,910)    (20,098,066)
                                                                          -----------------------------
 Net increase (decrease) ..............................................     2,154,949   $  20,819,694
                                                                          -----------------------------
CLASS B SHARES:
Period ended July 31, 2004 a
 Shares sold ..........................................................       278,659   $   3,342,742
 Shares issued in reinvestment of distributions .......................            90           1,053
 Shares redeemed ......................................................        (8,288)        (98,520)
                                                                          -----------------------------
 Net increase (decrease) ..............................................       270,461   $   3,245,275
                                                                          -----------------------------
CLASS C SHARES:
Year ended July 31, 2004
 Shares sold ..........................................................     2,163,958   $  25,163,209
 Shares issued in reinvestment of distributions .......................         9,943         116,425
 Shares redeemed ......................................................      (887,137)    (10,228,181)
                                                                          -----------------------------
 Net increase (decrease) ..............................................     1,286,764   $  15,051,453
                                                                          -----------------------------
Year ended July 31, 2003
 Shares sold ..........................................................     1,530,406   $  14,414,068
 Shares issued in reinvestment of distributions .......................         9,384          86,986
 Shares redeemed ......................................................      (930,876)     (8,577,271)
                                                                          -----------------------------
 Net increase (decrease) ..............................................       608,914   $   5,923,783
                                                                          -----------------------------
CLASS R SHARES:
Year ended July 31, 2004
 Shares sold ..........................................................       630,637   $   7,339,817
 Shares issued in reinvestment of distributions .......................         5,162          60,466
 Shares redeemed ......................................................      (174,455)     (2,050,730)
                                                                          -----------------------------
 Net increase (decrease) ..............................................       461,344   $   5,349,553
                                                                          -----------------------------
Year ended July 31, 2003
 Shares sold ..........................................................       648,267   $   6,010,864
 Shares issued in reinvestment of distributions .......................         2,477          22,937
 Shares redeemed ......................................................      (130,564)     (1,206,911)
                                                                          -----------------------------
 Net increase (decrease) ..............................................       520,180   $   4,826,890
                                                                          -----------------------------

aFor the period December 1, 2003 (effective date) to July 31, 2004.

60 | Annual Report

Franklin Templeton Fund Allocator Series

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

----------------------------------------------------------------------------------------
  ENTITY                                                          AFFILIATION
----------------------------------------------------------------------------------------
  Franklin Advisers Inc. (Advisers)                               Investment manager
  Franklin Templeton Services LLC (FT Services)                   Administrative manager
  Franklin/Templeton Distributors Inc. (Distributors)             Principal underwriter
  Franklin/Templeton Investor Services LLC (Investor Services)    Transfer agent

The Funds pay an asset allocation fee to Advisers of .25% per year of the average daily net assets of each fund for investment advisory services, consisting principally of determining the allocation of assets of the Funds among the designated Underlying Funds.

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

The Funds reimburse Distributors up to .25%, 1.00%, 1.00%, and .50% per year of the average daily net assets of Class A, Class B, Class C, and Class R, respectively, for costs incurred in marketing the Funds' shares.

Distributors has advised the Funds of the following commission transactions related to the sales of the Funds' shares for the year:

                                                              -----------------------------------------
                                                                 FRANKLIN     FRANKLIN      FRANKLIN
                                                                 TEMPLETON    TEMPLETON     TEMPLETON
                                                               CONSERVATIVE   MODERATE       GROWTH
                                                                TARGET FUND  TARGET FUND   TARGET FUND
                                                              -----------------------------------------
Commissions paid ...........................................      $504,770     $790,224      $562,020
Sales charges received .....................................      $149,530     $227,786      $130,040
Contingent deferred sales charges retained .................      $ 23,577     $ 13,464      $ 13,398

The Funds paid transfer agent fees as noted in the Statement of Operations of which the following amounts were paid to Investor Services:

                                                              -----------------------------------------
                                                                 FRANKLIN     FRANKLIN      FRANKLIN
                                                                 TEMPLETON    TEMPLETON     TEMPLETON
                                                               CONSERVATIVE   MODERATE       GROWTH
                                                                TARGET FUND  TARGET FUND   TARGET FUND
                                                              -----------------------------------------
Transfer agent fees ........................................      $371,891     $586,928      $430,898

                                                              Annual Report | 61

Franklin Templeton Fund Allocator Series

4. INCOME TAXES

At July 31, 2004, the Funds had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

                                                             -----------------------------------------
                                                                FRANKLIN      FRANKLIN     FRANKLIN
                                                                TEMPLETON     TEMPLETON    TEMPLETON
                                                              CONSERVATIVE    MODERATE      GROWTH
                                                               TARGET FUND   TARGET FUND  TARGET FUND
                                                             -----------------------------------------
Capital loss carryovers expiring in:
 2010 ....................................................     $   61,769    $  979,398    $1,668,758
 2011 ....................................................        483,682     1,014,315       697,564
 2012 ....................................................        696,707     1,453,541     5,127,482
                                                             -----------------------------------------
                                                               $1,242,158    $3,447,254    $7,493,804
                                                             -----------------------------------------

At July 31, 2004, the Funds had deferred capital losses occurring subsequent to October 31, 2003. For tax purposes, such losses will be reflected in the year ending July 31, 2005.

                               -----------------------------------------
                                  FRANKLIN      FRANKLIN     FRANKLIN
                                  TEMPLETON     TEMPLETON    TEMPLETON
                                CONSERVATIVE    MODERATE      GROWTH
                                 TARGET FUND   TARGET FUND  TARGET FUND
                               -----------------------------------------
                                   $439,785    $1,442,186    $1,966,270

The tax character of distributions paid during the years ended July 31, 2004 and 2003, was as follows:

                                            ----------------------------------------------------------
                                               FRANKLIN TEMPLETON               FRANKLIN TEMPLETON
                                                  CONSERVATIVE                       MODERATE
                                                   TARGET FUND                      TARGET FUND
                                            ----------------------------------------------------------
                                               2004          2003              2004          2003
                                            ----------------------------------------------------------
Distributions paid from ordinary income ..  $ 2,305,753   $ 1,409,728       $ 3,587,363    $2,381,014


                                                                           --------------------------
                                                                                FRANKLIN TEMPLETON
                                                                                      GROWTH
                                                                                    TARGET FUND
                                                                           --------------------------
                                                                                2004         2003
                                                                           --------------------------
Distributions paid from ordinary income ................................    $ 1,294,514   $   895,792

62 | Annual Report

Franklin Templeton Fund Allocator Series

4. INCOME TAXES (CONTINUED)

At July 31, 2004, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:


                                                      ------------------------------------------------
                                                         FRANKLIN         FRANKLIN        FRANKLIN
                                                         TEMPLETON        TEMPLETON       TEMPLETON
                                                       CONSERVATIVE       MODERATE         GROWTH
                                                        TARGET FUND      TARGET FUND     TARGET FUND
                                                      ------------------------------------------------
Cost of investments ................................   $ 171,221,698   $ 314,475,216   $  225,187,343
                                                      ------------------------------------------------
Unrealized appreciation ............................   $  10,075,735   $  20,640,772   $   20,768,677
Unrealized depreciation ............................        (744,734)     (2,233,586)      (3,900,161)
                                                      ------------------------------------------------
Net unrealized appreciation (depreciation) .........   $   9,331,001   $  18,407,186   $   16,868,516
                                                      ------------------------------------------------

Undistributed ordinary income-
 distributable earnings ............................   $     554,371   $     895,018   $      182,495

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales.

5. INVESTMENT TRANSACTIONS

Purchases and sales of Underlying Funds (excluding short-term securities) for the year ended July 31, 2004, were as follows:


                                                         ---------------------------------------------
                                                           FRANKLIN        FRANKLIN        FRANKLIN
                                                           TEMPLETON       TEMPLETON       TEMPLETON
                                                         CONSERVATIVE      MODERATE         GROWTH
                                                          TARGET FUND     TARGET FUND     TARGET FUND
                                                         ---------------------------------------------
Purchases ..............................................  $58,958,585     $121,031,481    $79,690,412
Sales ..................................................  $ 4,296,743     $  9,835,133    $ 6,653,685


6. INVESTMENTS IN UNDERLYING FUNDS

The Funds invest primarily in the Underlying Funds which are managed by Advisers and affiliates of Advisers. The Funds do not invest in the Underlying Funds for the purpose of exercising management or control. At July 31, 2004, the Funds held the following positions which exceed 5% of the Underlying Fund's shares outstanding:

------------------------------------------------------------------------
  NAME OF ISSUER                                     % OF SHARES HELD
------------------------------------------------------------------------
  FRANKLIN TEMPLETON CONSERVATIVE TARGET FUND
     Franklin Strategic Mortgage Portfolio               7.70%
  FRANKLIN TEMPLETON MODERATE TARGET FUND
     Franklin Strategic Mortgage Portfolio              12.18%


                                                              Annual Report | 63

Franklin Templeton Fund Allocator Series

6. INVESTMENTS IN UNDERLYING FUNDS (CONTINUED)

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Pursuant to a SEC exemptive order specific to the Funds' investment in the Sweep Money Fund, asset allocation fees are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the administrative fees paid by the Sweep Money Fund.

7. REGULATORY MATTERS

MASSACHUSETTS ADMINISTRATIVE PROCEEDING
On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the "Company") claiming violations of the Massachusetts Uniform Securities Act ("Massachusetts Act") with respect to an alleged arrangement to permit market timing (the "Mass. Proceeding"). On February 17, 2004, the Company filed an answer denying all violations of the Massachusetts Act.

U.S. SECURITIES AND EXCHANGE COMMISSION (SEC) SETTLEMENT
On August 2, 2004, the Company announced that an agreement had been reached by the Funds' investment manager with the SEC that resolved the issues resulting from the SEC's investigation of market timing activity. The SEC issued an "order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease and desist order" (the "Order"). The SEC's Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Mass. Proceeding described above.

Under the terms of the SEC's Order, pursuant to which the Funds' investment manager neither admits nor denies any wrongdoing, the Funds' investment manager has agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to certain fund shareholders in accordance with a plan to be developed by an Independent Distribution Consultant. At this time, it is unclear whether shareholders of all funds will receive distributions or whether all shareholders of any particular fund will receive distributions. The SEC Order also requires the Funds' investment manager to, among other things, enhance and periodically review compliance policies and procedures.

OTHER GOVERNMENTAL INVESTIGATIONS
As part of ongoing investigations by the SEC, the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General, the Vermont Department of Banking, Insurance, Securities, and Health Care Administration and the National Association of Securities Dealers, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell fund shares, the Company and its subsidiaries, as well as certain current or former

64 | Annual Report

Franklin Templeton Fund Allocator Series

7. REGULATORY MATTERS (CONTINUED)

OTHER GOVERNMENTAL INVESTIGATIONS (CONTINUED) executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company has been providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has also informed the Company that it is considering recommending a civil action or proceeding against the Funds' investment manager and the Funds' principal underwriter concerning payments to securities dealers who sell fund shares (commonly referred to as "revenue sharing"). The staff of the California Attorney General's Office (CAGO) also has advised the Company that it is authorized to bring a civil action against Franklin Resources, Inc. and the Funds' principal underwriter arising from the same events. Even though the Company currently believes that the charges the SEC staff and CAGO staff are contemplating are unwarranted, it also believes that it is in the best interest of the Company and fund shareholders to resolve these issues voluntarily, to the extent the Company can reasonably do so.

OTHER LEGAL PROCEEDINGS
The Funds, in addition to other entities within Franklin Templeton Investments, including the Company and certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Mass. Proceeding detailed above. The lawsuits are styled as class actions or derivative actions on behalf of either the named funds or the Company.

In addition, the Company and certain of its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive commissions and advisory fees. These lawsuits are styled as class actions and derivative actions.

The Company's management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

The Company cannot predict with certainty the eventual outcome of the foregoing Mass. Proceeding, other governmental investigations or other legal proceedings. The impact, if any, of these matters on the Funds is uncertain at this time. If the Company determines that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Funds, it is committed to making the Funds or its shareholders whole, as appropriate.

                                                              Annual Report | 65

Franklin Templeton Fund Allocator Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN TEMPLETON FUND ALLOCATOR SERIES

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Templeton Conservative Target Fund, Franklin Templeton Moderate Target Fund and Franklin Templeton Growth Target Fund (separate portfolios of Franklin Templeton Fund Allocator Series, hereafter referred to as the "Funds") at July 31, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of Underlying Funds at July 31, 2004 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
September 9, 2004

66 | Annual Report

Franklin Templeton Fund Allocator Series

TAX DESIGNATION (UNAUDITED)

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Funds hereby designate the following up to a maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2004.

                               -----------------------------------------
                                  FRANKLIN     FRANKLIN      FRANKLIN
                                  TEMPLETON    TEMPLETON     TEMPLETON
                                CONSERVATIVE   MODERATE       GROWTH
                                 TARGET FUND  TARGET FUND   TARGET FUND
                               -----------------------------------------
                                  $412,262     $1,005,210    $1,131,341

In January 2005, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2004. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 854(b)(2) of the Code, the Funds hereby designate the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended July 31, 2004.

                               -----------------------------------------
                                  FRANKLIN      FRANKLIN     FRANKLIN
                                  TEMPLETON     TEMPLETON    TEMPLETON
                                CONSERVATIVE    MODERATE      GROWTH
                                 TARGET FUND   TARGET FUND  TARGET FUND
                               -----------------------------------------
                                    3.74%         3.61%       18.51%

                                                              Annual Report | 67

Board Members and Officers

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.


INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                              LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 FRANK H. ABBOTT, III (83)     Trustee        Since 1995       111                        None
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President and Director, Abbott Corporation (an investment company).
------------------------------------------------------------------------------------------------------------------------------------
 HARRIS J. ASHTON (72)         Trustee        Since 1995       140                        Director, Bar-S Foods (meat packing
 One Franklin Parkway                                                                     company).
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
 Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
 S. JOSEPH FORTUNATO (72)      Trustee        Since 1995       141                        None
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------------------------------------------------------------------------
 EDITH E. HOLIDAY (52)         Trustee        Since 1998       96                         Director, Amerada Hess Corporation
 One Franklin Parkway                                                                     (exploration and refining of oil and gas);
 San Mateo, CA 94403-1906                                                                 H.J. Heinz Company (processed foods and
                                                                                          allied products); RTI International
                                                                                          Metals, Inc. (manufacture and distribution
                                                                                          of titanium); and Canadian National
                                                                                          Railway (railroad).
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
 the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
 Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------
 FRANK W.T. LAHAYE (75)        Trustee        Since 1995       113                        Director, The California Center for Land
 One Franklin Parkway                                                                     Recycling (redevelopment).
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------

68 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                              LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 GORDON S. MACKLIN (76)        Trustee        Since 1995       140                        Director, White Mountains Insurance Group,
 One Franklin Parkway                                                                     Ltd. (holding company); Martek Biosciences
 San Mateo, CA 94403-1906                                                                 Corporation; MedImmune, Inc.
                                                                                          (biotechnology); and Overstock.com
                                                                                          (Internet services); and FORMERLY,
                                                                                          Director, MCI Communication Corporation
                                                                                          (subsequently known as MCI WorldCom, Inc.
                                                                                          and WorldCom, Inc.) (communications
                                                                                          services) (1988-2002) and Spacehab, Inc.
                                                                                          (aerospace services) (1994-2003).
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation
 (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------


INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                              LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 **CHARLES B. JOHNSON (71)     Trustee and    Since 1995       140                        None
 One Franklin Parkway          Chairman of
 San Mateo, CA 94403-1906      the Board
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman of the Board, Member-Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
 Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 **RUPERT H. JOHNSON, JR. (63) Trustee and    Trustee since    123                        None
 One Franklin Parkway          President and  1995, and
 San Mateo, CA 94403-1906      Chief Executive President and
                               Officer -      Chief Executive
                               Investment     Officer-
                               Management     Investment
                                              Management
                                              since 2002
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member-Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice
 President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

                                                              Annual Report | 69

------------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                              LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 HARMON E. BURNS (59)          Vice President Since 1995       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member-Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services,
 Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 JAMES M. DAVIS (52)           Chief          Since July 2004  Not Applicable             None
 One Franklin Parkway          Compliance
 San Mateo, CA 94403-1906      Officer
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 51 of the investment companies in Franklin Templeton Investments; Director, Global Compliance, Franklin Resources, Inc.,
 and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
 LAURA FERGERSON (42)          Treasurer      Since July 2004  Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 34 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and
 Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton
 Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
------------------------------------------------------------------------------------------------------------------------------------
 MARTIN L. FLANAGAN (44)       Vice President Since 1995       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin
 Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice
 President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.;
 Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief
 Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

70 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                              LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 JIMMY D. GAMBILL (56)         Senior Vice    Since 2002       Not Applicable             None
 500 East Broward Blvd.        President and
 Suite 2100                    Chief Executive
 Fort Lauderdale, FL 33394-3091 Officer-
                               Finance and
                               Administration
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 DAVID P. GOSS (57)            Vice President Since 2000       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.;
 officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and
 Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------
 BARBARA J. GREEN (56)         Vice President Since 2000       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
 Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, Inc.,
 Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
 Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin
 Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant
 and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange
 Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts)
 (until 1979).
------------------------------------------------------------------------------------------------------------------------------------

                                                              Annual Report | 71

------------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                              LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 MICHAEL O. MAGDOL (67)        Vice President Since 2002       Not Applicable             Director, FTI Banque, Arch Chemicals, Inc.
 600 Fifth Avenue              -AML                                                       and Lingnan Foundation.
 Rockefeller Center            Compliance
 New York, NY 10020-2302
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton
 Investments.
------------------------------------------------------------------------------------------------------------------------------------
 MURRAY L. SIMPSON (67)        Vice President Since 2000       Not Applicable             None
 One Franklin Parkway          and Secretary
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY,
 Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director,
 Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------
 GALEN G. VETTER (52)          Chief Financial Since May 2004  Not Applicable             None
 500 East Broward Blvd.        Officer
 Suite 2100
 Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 51 of the investment companies in Franklin Templeton Investments; Senior Vice President, Franklin Templeton Services,
 LLC; and FORMERLY, Managing Director, RSM McGladrey, Inc.; and Partner, McGladrey & Pullen, LLP.
------------------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.
**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Fund under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's adviser and distributor.
Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.

72 | Annual Report

Franklin Templeton Fund Allocator Series

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the Securities and Exchange Commission's website at sec.gov and reflect the 12-month period beginning July 1, 2003, and ending June 30, 2004.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

                                                              Annual Report | 73

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

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

                       This page intentionally left blank.

LITERATURE REQUEST

For a brochure and prospectus, which contains more complete information, including charges, expenses and risks, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Franklin Global Aggressive Growth Fund
Franklin Global Growth Fund
Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund


GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth
Fund Franklin Small Cap Growth Fund II 1

VALUE
Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund 4

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Franklin Technology Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government
  Securities Fund 5
Franklin's AGE High Income Fund
Franklin Federal Money Fund 5, 6
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust 3
Franklin Income Fund
Franklin Money Fund 5, 6
Franklin Short-Intermediate U.S. Government
  Securities Fund 5
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 5
Templeton Global Bond Fund

TAX-FREE INCOME 7
NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 8
Tax-Exempt Money Fund 5, 6

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC 7
Alabama
Arizona
California 9
Colorado
Connecticut
Florida 9
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 8
Michigan 8
Minnesota 8
Missouri
New Jersey
New York 9
North Carolina
Ohio 8
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance
  Products Trust 10

1.The fund is closed to new investors. Existing shareholders can continue adding to their accounts.
2.The fund is only open to existing shareholders as well as select retirement plans.
3.The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
4.Upon reaching approximately $350 million in assets, the fund intends to close to all investors.
5.An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
6.No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.
7.For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable. 8.Portfolio of insured municipal securities.
9.These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).
10.The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

02/04                                              Not part of the annual report

[GRAPHIC OMITTED]
FRANKLIN TEMPLETON INVESTMENTS

One Franklin Parkway
San Mateo, CA 94403-1906

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.


ANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN TEMPLETON
FUND ALLOCATOR SERIES

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FAS A2004 09/04

      Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 11(A), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank W. T. LaHaye, and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      Item 4. Principal Accountant Fees and Services.

(a)      Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $98,671 for the fiscal year ended July 31, 2004 and $47,552 for the fiscal year ended July 31, 2003.

(b)      Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of the their financial statements were $48,134 for the fiscal year ended July 31, 2004 and $0 for the fiscal year ended July 31, 2003. The services for which these fees were paid included attestation services.

(c)      Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d)      All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $287 for the fiscal year ended July 31, 2004 and $0 for the fiscal year ended July 31, 2003. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $99,713 for the fiscal year ended July 31, 2004 and $12,972 for the fiscal year ended July 31, 2003. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process, subscription fees and a review of an ICI transfer agent survey.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)  pre-approval of all audit and audit related services;

      (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii)pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were pre-approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $148,134 for the fiscal year ended July 31, 2004 and $12,972 for the fiscal year ended July 31, 2003.

(h) No disclosures are required by this Item 4(h).

      Item 5. Audit Committee of Listed Registrants. N/A

      Item 6. Schedule of Investments. N/A

      Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

      Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

      Item 9. Submission of Matters to a Vote of Security Holders. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      Item 10. Controls and Procedures.
(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 11. Exhibits.

(A) Code of Ethics

(B) (1) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(B) (2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON FUND ALLOCATOR SERIES

By /s/Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    September 30, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    September 30, 2004


By /s/Galen G. Vetter
      Chief Financial Officer
Date    September 30, 2004